As filed with the Securities and Exchange Commission on September 19, 2018

Securities Act Registration No. 333-226127

Investment Company Registration No. 811-22405

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 12	☒

ClearBridge Energy MLP Fund Inc.

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Address of Principal Executive Offices)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

Jane Trust

Legg Mason & Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Service)

Copies to:

Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is    .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.001 par value		$150,000,000	$18,675

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $150,000,000.

(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated September 19, 2018

PRELIMINARY BASE PROSPECTUS

$150,000,000

ClearBridge Energy MLP Fund Inc.

Common Stock

The Fund. ClearBridge Energy MLP Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies. On August 17, 2018, the Fund announced that the Board of Directors of the Fund had approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be ClearBridge MLP and Midstream Fund Inc.

In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs.

The Fund’s shares of common stock (“Common Stock”) are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “CEM.” The net asset value of our Common Stock at the close of business on August 31, 2018 was $15.53 per share, and the last sale price per share of our Common Stock on the NYSE on that date was $14.51. Shares of closed-end funds often trade at a discount from net asset value.

Offering. The Fund may offer, from time to time, in one or more offerings, our Common Stock, which we also refer to as our securities, at prices and on terms to be set forth in one or more Prospectus Supplements to this Prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market offerings or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable Prospectus Supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our securities.

Investment Manager and Subadviser. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, supervises the day-to-day management of the Fund’s portfolio by ClearBridge Investments, LLC (“ClearBridge”) and provides administrative and management services to the Fund. As of June 30, 2018, LMPFA’s total assets under management were approximately $179.1 billion.

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Investing in the Fund’s securities involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 64 of this Prospectus and any Prospectus Supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                , 2018.

(continued from previous page)

ClearBridge, the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Fund’s Board of Directors and LMPFA. As of June 30, 2018, ClearBridge’s total assets under management were approximately $140.2 billion (including $19.5 billion for which ClearBridge provides investment models to managed account sponsors).

Leverage. The Fund may seek to enhance the level of its cash distributions to holders of Common Stock through the use of leverage. The Fund currently uses leverage through borrowings and may in the future continue to use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1⁄3% of the Fund’s total assets immediately after such Borrowings. Furthermore, the Fund currently uses leverage through the issuance of preferred stock (“Preferred Stock”) and may in the future continue to use leverage through such issuances in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. As of May 31, 2018, we had outstanding senior secured notes and a credit facility with a financial institution in place under which we had Borrowings representing approximately 28.9% of our Managed Assets. As of May 31, 2018, we had issued $55 million aggregate liquidation value of Mandatory Redeemable Preferred Stock (“MRPS”). As of May 31, 2018 (as adjusted for the issuance of the MRPS as if issued on that date), our total leverage (including Borrowings and Preferred Stock) represented 32.5% of our Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. The Fund may increase its leverage after the completion of any offering of Common Stock pursuant to this Prospectus and any Prospectus Supplement after taking into account the offering of additional Common Shares. Our common stock is junior in liquidation and distribution rights to our senior secured notes, our existing credit facility and our MRPS. See “Use of Leverage — Effects of Leverage,” “Risks — Leverage Risk” and “Description of Shares.”

This Prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, the securities described in this Prospectus. The securities may be offered at prices and on terms described in one or more supplements to this Prospectus. This Prospectus provides you with a general description of the securities that we may offer. Each time we use this Prospectus to offer securities, we will provide a Prospectus Supplement that will contain specific information about the terms of that offering. The Prospectus Supplement may also add, update or change information contained in this Prospectus. This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this Prospectus and the related Prospectus Supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated                 , 2018 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI (the table of contents of which is on page 107 of this Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 49th Floor, New York, NY 10018 or visiting the Fund’s website (http://www.lmcef.com). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our Common Stock trades at a discount to our net asset value, the risk of loss may increase for purchasers of our Common Stock, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risks — Market Discount from Net Asset Value Risk.”

The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

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You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this Prospectus and any Prospectus Supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus, any Prospectus Supplement, or any sale of our securities. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock. You should review the more detailed information contained elsewhere in this Prospectus, any related Prospectus Supplements and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.” Unless otherwise indicated or the content otherwise requires, references to “we,” “us” and “our” refer to ClearBridge Energy MLP Fund Inc.

The Fund	ClearBridge Energy MLP Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

The Offering	The Fund may offer, from time to time, in one or more offerings, up to $150,000,000 of our common stock (“Common Stock”), which we also refer to as our securities, at prices and on terms to be set forth in one or more prospectus supplements (each, a “Prospectus Supplement”) to this Prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market offerings or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable Prospectus Supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our securities.

Recent Developments	On August 17, 2018, the Fund announced that the Board of Directors of the Fund had approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be “ClearBridge MLP and Midstream Fund Inc.” The Fund’s shares of Common Stock will continue to trade under its existing New York Stock Exchange symbol “CEM”.

In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs. The name change and investment policy amendment should allow additional investment flexibility by permitting greater investments in midstream entities organized as C corporations. Management does not anticipate any material change in the portfolio construction in the near term because of these changes.

Use of Proceeds

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of securities in accordance with its investment objective and policies within three months after the completion of any such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities.

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•	an efficient, single investment for accessing a portfolio of energy MLPs and energy midstream companies

•	simplified tax reporting compared to direct investments in MLPs

•	potential diversification of their overall investment portfolio

•	the professional, active management of ClearBridge Investments, LLC (“ClearBridge”).

Furthermore, ClearBridge believes that energy midstream entities present an attractive investment opportunity. Midstream entities (both MLPs and companies) offer the potential for both meaningful distributions to investors and growth of cash flow over time. The midstream sector is poised to benefit from the growth in oil and gas production the US is experiencing due to the development of shale.

Investment Objective	The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

Effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs.

For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The Fund may also invest up to 20% of its Managed Assets in other securities that are not energy MLPs or midstream entities.

“Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding.

For as long as “MLP” and “Midstream” are in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. The Fund may not change its policy to invest at least 80% of its managed assets in energy MLPs and energy midstream entities unless it provides stockholders with at least 60 days’ written notice of such change.

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

The Fund’s Investments	Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for United States federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”) and the NASDAQ Stock Market (“NASDAQ”). The Fund typically purchases MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (“MQD”), including arrearage rights, from the issuer.

MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund typically purchases MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or purchases newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not provide arrearage rights.

Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other Equity Securities. The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale ofI-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units generally have similar features as MLP common units in terms of voting rights and distribution but often may be subordinated in liquidation rights. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. The tax treatment of the distributions of additional I-Shares received (which are generally tax free) will depend upon the particular terms of the investment including the issuer of the I-Shares and the tax status of such issuer.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Non-MLP Equity Securities. The Fund may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. As a result, the Fund may be exposed to equity risk, which is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Under normal market conditions, the Fund may invest a substantial portion of its Managed Assets in energy midstream entities. Energy midstream entities primarily own and operate midstream assets, which are the assets used by energy companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products. Midstream energy entities have been increasingly structured as taxable corporations.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service may be regulated by the Federal Energy Regulatory Commission or a similar state agency, may be based on the market price of the transported commodity or may be based on negotiated rates.

Restricted Securities. The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund typically acquires restricted securities in directly negotiated transactions.

In connection with its investments in restricted securities generally, the Fund may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP or sold to or merged with an existing MLP in the future.

The Fund does not intend to invest more than 15% of its net assets in issuers that are excluded from the definition of “investment company” by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

Debt Securities. The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by ClearBridge to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. The Fund may invest in debt securities without regard for their maturity.

Royalty Trusts. The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Other Sector Investments. The Fund may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, the Fund may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. Additionally, the Fund may invest in MLPs that focus on developing infrastructure assets.

Foreign Securities. The Fund may invest, without limitation, in securities of foreign issuers, including securities traded on non-U.S. exchanges and emerging markets. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs.” ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Non-Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

Comparison with Direct Investment in MLPs	The Fund seeks to provide an efficient vehicle through which the Fund’s Common Stockholders may invest in MLPs in the energy sector. An investment in the Fund offers investors several advantages as compared to direct investments in MLPs, including the following:

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Simplified tax reporting. Investors in the Fund, while gaining exposure to multiple MLPs, will receive a single Form 1099, while direct MLP investors receive Schedules K-1 from each MLP in which they are invested. Also, direct MLP investors may be required to file state income tax returns for each state in which the MLP operates, while investors in the Fund are not required to file state income tax returns in any state in which they are not otherwise required to file tax returns. However, since the MLPs in which the Fund invests generally will not deliver their Schedules K-1 to the Fund until after the Fund must deliver Forms 1099 to its Common Stockholders, if the Schedules K-1 received by the Fund show that the Fund has miscalculated its income attributable to any such MLPs, the Fund may have to send corrected Forms 1099 to its Common Stockholders, which may result in a Common Stockholder being required to request an extension to file its tax return or to amend a previously filed tax return.

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Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs, the Fund may invest in MLPs through direct placements. Direct placements may offer the potential for increased returns, but are usually available only to institutional investors. These investments may entail greater risks than investments in publicly traded MLPs.

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Potential for favorable tax treatment. Distributions from the Fund may be tax-deferred although no assurance can be given in this regard. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the Fund’s Common Stockholders will experience a reduction in bases in their shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such shares. See “Certain United States Federal Income Tax Considerations” and “Risks—Tax Risks of Investing in Equity Securities of MLPs.”

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Potential for inclusion in IRAs and other retirement accounts. Because distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund.

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Suitable for corporate investments and investment companies. Subject to certain holding period and other requirements, any distributions by the Fund that may be taxable as dividends (i.e., distributions out of the Fund’s current or accumulated earnings and profits) generally will be eligible for the dividends received deduction in the case of corporate stockholders and generally will be treated as “qualified dividend income” eligible for reduced rates of taxation for stockholders taxed as individuals. In addition, the Fund’s Common Stock dividends will be treated as qualifying income for each of the Fund’s Common Stockholders that is an investment company (including mutual funds) that has elected to be taxed as a regulated investment company. In contrast, income received directly by such investment companies from MLPs may not be treated as qualifying income by such investment companies.

Investors in the Fund are subject to the management fees and other expenses of investing in the Fund. Investors investing directly in an MLP do not have to bear these costs.

Leverage	The Fund may seek to enhance the level of its cash distributions to holders of Common Stock through the use of leverage. The Fund currently uses leverage through borrowings and may in the future continue to use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1⁄3% of the Fund’s total assets immediately after such Borrowings. Furthermore, the Fund currently uses leverage through the issuance of Preferred Stock and may in the future continue to use leverage through such issuances in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance.

In addition, the Fund may enter into investment management techniques that have similar effects as leverage, but which are not subject to the foregoing 33 1⁄3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

The Fund may not use leverage at all times, and the amount of leverage may vary depending upon a number of factors, including Legg Mason Partners Fund Advisor, LLC’s (“LMPFA”) and ClearBridge’s outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

Borrowings and any Preferred Stock have seniority over Common Stock. Any Borrowings and Preferred Stock leverage investments in Common Stock. Common Stockholders bear the costs associated with any Borrowings and Preferred Stock issuance. The Board of Directors of the Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA and ClearBridge for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA and ClearBridge have a financial incentive to increase the Fund’s use of leverage. See “Use of Leverage” and “Risks—Leverage Risk.”

As of May 31, 2018, we had outstanding senior secured notes and a credit facility with a financial institution in place under which we had Borrowings representing approximately 28.9% of our Managed Assets. The Borrowings rank senior to our Common Stock.

The Fund may borrow up to an aggregate amount of $150,000,000 under its credit facility. As of May 31, 2018, the Fund had $73,000,000 of Borrowings outstanding under the credit facility. At May 31, 2018, the Fund had $370,000,000 aggregate principal amount of fixed-rate secured notes outstanding. At May 31, 2018, the Fund had 550 shares of fixed rate Mandatory Redeemable Preferred Stock (“MRPS”) outstanding with an aggregate liquidation value of $55,000,000. Each share of MRPS has a liquidation preference of $100,000. See “Senior Securities.”

Tax Considerations

Taxation. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code, in order to be taxed as partnerships for United States federal income tax purposes. The Fund intends to invest primarily in MLPs that are taxed as partnerships for United States federal income tax purposes, and, except for purposes of the 80% policy, references in this Prospectus to MLPs include only MLPs that are so taxed.

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund incurs federal and applicable state corporate taxes on its taxable income which will decrease the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs. In general, the types of MLPs in which the Fund invests historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion, although there can be no assurance that they will continue to do so. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for United States federal income tax purposes to the extent of the Fund’s basis in its MLP units. See “Certain United States Federal Income Tax Considerations.”

Stockholder tax features. The Fund may pay cash distributions to its Common Stockholders in excess of its taxable income per share, although no assurance can be given in this regard. If the Fund distributes cash from current or accumulated earnings and profits as computed for United States federal income tax purposes, such distributions will generally be taxable to Common Stockholders to the extent of such earnings and profits in the current period as dividend income for United States federal income tax purposes. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate stockholders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for stockholders taxed as individuals. If the Fund’s distributions exceed its current and accumulated earnings and profits as computed for United States federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a Common Stockholder’s basis in such holder’s Common Stock and will result in a reduction of such basis. To the extent that excess exceeds a Common Stockholder’s basis in such holder’s Common Stock, the excess will be taxed as capital gain. Upon the sale of Common Stock, a Common Stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Fund’s Common Stockholder and the holder’s United States federal income tax basis in the Common Stock sold, as adjusted to reflect returns of capital. It should be noted that in recent years the Fund has had significant amounts of current earnings and profits by reason of the sale of MLP units at a gain, such that significant portions of the Fund’s distributions to Common Stockholders have been treated as dividends rather than a return of capital. There can be no assurance that this trend will not continue in the future or that any distributions to Common Stockholders will be treated as a return of capital.

Derivatives	Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rates or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts, forward contracts, options on futures contracts, interest rate swaps and indexed securities for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of MLPs in the energy sector, the Fund will include such derivative and synthetic instruments, at market value, for the purposes of the Fund’s 80% policy. The Fund may sell certain securities short.

Certain portfolio management techniques, such as writing futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. ClearBridge intends to cover the Fund’s commitment with respect to such techniques should the Fund enter into or engage in one or more of such techniques. To the extent the Fund uses such techniques, the Fund expects to cover its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the Securities and Exchange Commission (“SEC”) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “The Fund’s Investments—Additional Investment Activities—Derivatives” and “Risks—Derivatives Risk.”

Distributions	Under normal circumstances, the Fund intends to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses.

As of the date of this Prospectus, we have paid distributions to Common Stockholders every fiscal quarter since inception. Cumulative distributions paid since inception total $12.39 per share (inclusive of the distribution paid to our Common Stockholders on August 31, 2018). We intend to continue to pay quarterly distributions to our Common Stockholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants under our outstanding notes and credit facility and the asset coverage requirements of the 1940 Act. See “Distributions.”

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all Common Stock distributions will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Investment Manager	LMPFA is the Fund’s investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and supervises the day-to-day management of the Fund’s portfolio by ClearBridge. In addition, LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence and (5) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. As of June 30, 2018, LMPFA’s total assets under management were approximately $179.1 billion. Legg Mason is a global asset management firm. As of June 30, 2018, Legg Mason’s asset management operation had aggregate assets under management of approximately $744.6 billion.

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

Subadviser	ClearBridge is the Fund’s subadviser. ClearBridge, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and LMPFA. As of June 30, 2018, ClearBridge’s total assets under management were approximately $140.2 billion (including $19.5 billion for which ClearBridge provides investment models to managed account sponsors).

ClearBridge receives an annual sub-advisory fee, payable monthly, from LMPFA in an amount equal to 70% of the net management fee paid to LMPFA. No advisory fee is paid by the Fund directly to ClearBridge. See “Management of the Fund.”

Listing and Symbol	The Fund’s shares of Common Stock are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “CEM.” The net asset value of our Common Stock at the close of business on August 31, 2018 was $15.53 per share, and the last sale price per share of our Common Stock on the NYSE on that date was $14.51.

Custodian and Transfer Agent	The Bank of New York Mellon serves as custodian of the Fund’s assets. Computershare Inc. serves as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	An investment in the Fund’s securities involves various material risks. The following are the principal risks of investing in the Fund.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in securities represents an indirect investment in MLPs, energy midstream entities and other securities owned by the Fund, most of which could be purchased directly. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your securities may be worth less than your original investment. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).

Tax Risks of Investing in Equity Securities of MLPs. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares of Common Stock.

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes positive returns. Any taxes paid by the Fund reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund is required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that are not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryovers, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of gain (or decrease in the amount of loss) that is recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that are offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund accrues deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund will be liable for previously deferred taxes on taxable realized gains from such sale. The Fund relies to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of the Fund’s investment in equity securities of MLPs, its earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Due to these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, that are in excess of its taxable income.

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. For instance, the recently enacted Tax Cuts and Jobs Act has resulted in significant changes to the federal tax law. Some of these changes, such as partial limitations on the deductibility of business interest expense and the use of net operating loss carryovers, may have an adverse impact on the Fund or the MLPs in which it invests.

Lack of Diversification of MLP Customers and Suppliers. Certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and midstream entities’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk. A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that the Fund could have difficulty selling such securities at the time it would prefer and at a price it believes would reflect the value of the security.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements. In addition, I-Shares often may be subordinated in terms of liquidation rights to MLP common units.

If the Fund invests in equity securities of other open- or closed-end investment companies, including exchange-traded funds, the Fund will bear its ratable share of that investment company’s expenses, and Common Stockholders would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Energy Sector Risks. MLPs and midstream entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

Because the Fund invests, under normal market conditions, at least 80% of its Managed Assets in MLPs and energy midstream entities, including entities structured as both partnerships and corporations, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Regulatory Risk. The energy sector is highly regulated. MLPs and midstream entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs or limit ability to develop reserves. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs and midstream entities.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs and midstream entities or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that entities may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of entities or limit their ability to develop some reserves. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Entities may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, in the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. While the current administration has sought to roll back some of these requirements, it is unclear whether this rollback will be sustained in the face of pending judicial challenges. Some states are also challenging this rollback, and the net effect of these challenges is unclear. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Commodity Price Risk. MLPs and midstream entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and midstream entities operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk. Entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. Entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk. MLP and midstream entity investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and midstream entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs and midstream entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather Risks. Weather plays a role in the seasonality of some entities’ cash flows. Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an entity from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many entities’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An entity’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular entity. Oil and gas entities operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Catastrophic Event Risk. MLPs and midstream entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010 or spills by various onshore oil pipelines) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and midstream entities operating in the energy sector. MLPs and midstream entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. It is expected that increased governmental regulation will mitigate such catastrophic risk, such as the recent oil spills referred to above, which could increase insurance premiums and other operating costs for MLPs and midstream entities.

Industry Specific Risks. MLPs and midstream entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines. Pipeline companies are subject to (i) the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, (ii) changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, (iii) sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and (iv) environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends.

Further, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact MLPs. First, the FERC reversed a long-standing policy that allowed MLPs to include an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs. Second, the FERC issued a notice of proposed rulemaking to create a process to determine whether cost-of-service natural gas pipelines subject to FERC jurisdiction are overearning in light of either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance. Third, with respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years. Finally, the FERC issued a notice of inquiry requesting comments as to how FERC should address accumulated deferred income tax balances on the regulatory books of pipelines regulated by FERC as well as comments on any other effects of the 2017 Tax Cuts and Jobs Act. Many experts believe it is likely that the proposed rule concerning natural gas pipelines will be adopted as-is or in a form very close to what the FERC has proposed. As a result, many natural gas pipelines could be required to lower their transportation rates, either through the FERC process or because shippers may challenge their rates. In addition, oil and refined products pipelines may be forced to reduce rates in 2020 or may not be able to increase rates as previously expected. Finally, the notice of inquiry could result in additional adverse outcomes for pipeline owners, including potentially compensating shippers for the reduction in accumulated deferred income taxes resulting from either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance, which compensation could take the form of material cash payments. The MLPs that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition and results of operations. FERC may enact other regulations or issue further requests to pipelines which may lead to lower rates. Any such change could have an adverse impact on the financial condition, results of operations or cash flows of MLPs.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. MLPs and midstream entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. Tanker vessels are also subject to international environmental regulations, including increasingly stringent engine efficiency and ballast water exchange requirements, and older vessels that have not been retrofitted may be limited in the ports they can access. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Energy and Energy Infrastructure Sector Risk. The Fund is subject to the risk of focusing investments in the energy sector, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. A downturn in the energy sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The profitability of companies in the energy infrastructure sector is related to worldwide energy prices and costs related to energy production. The energy sector is cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy infrastructure sector also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy infrastructure sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and midstream entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and midstream entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and midstream entities operating in the energy sector as the yields on alternative investments increase. During periods of rising interest rates, the market price of such securities generally declines. Conversely, during periods of declining interest rates, the market price of fixed income securities generally rises.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. Most of the securities in which the Fund invests pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, the equity prices of such securities may decline when interest rates rise.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs, midstream entities and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when ClearBridge believe it is desirable to do so. If these securities are private securities, they are more difficult to value, and market quotations may not accurately reflect the value of such securities. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and midstream entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Small Capitalization Risk. The Fund may invest in securities of MLPs, midstream entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and midstream entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. Finally, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Competition Risk. A number of alternatives available to the Fund as vehicles for investment in a portfolio of energy MLPs, midstream entities and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Restricted Securities Risk. The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets.

Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and midstream entities. The amount of cash available for distribution by an MLP or midstream entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs and midstream entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations and the energy industry at large. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. Further, covenants in debt instruments issued by MLPs and midstream entities in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. Finally, the acquisition of an MLP or midstream entity by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired MLP or midstream entity. These kind of transactions have become more prevalent in recent years. To the extent MLPs and midstream entities that the Fund owns reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause the Fund to reduce its distributions. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or a midstream entity has available for distribution in a given period.

Capital Market Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly, and these challenges remain even though crude oil and natural gas liquids prices have increased significantly since the lows of February 2016. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs and midstream entities may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs and midstream entities may not be able to meet their obligations as they come due, which may include multi-year capital expenditure commitments, and may have to reduce their distributions (and many have done so over the last few years) to manage their funding needs. Moreover, without adequate funding, MLPs and midstream entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation Risk. To the extent the Fund invests in private securities, market prices generally are unavailable for such investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs, midstream entities and private companies. The values of such securities will ordinarily be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of ClearBridge than valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the cost basis of the Fund’s assets for financial reporting purposes, (ii) the net tax effects of temporary differences between the carrying amount and the cost basis of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryovers. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryover periods and the associated risk that net operating loss, capital loss and tax credit carryovers may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability. Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Royalty Trust Risk. Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Market Discount from Net Asset Value Risk. The Fund’s Common Stock has traded both at a premium and at a discount to its net asset value. The last reported sale price, as of August 31, 2018 was $14.51 per share. The Fund’s net asset value per share and percentage discount to net asset value per share of its Common Stock as of August 31, 2018 were $15.53 and 6.568%, respectively. There is no assurance that this discount will not continue after the date of this Prospectus or that the Fund’s Common Stock will again trade at a premium. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s Common Stock depends upon whether the market price of the Fund’s Common Stock at the time of sale is above or below the investor’s purchase price for the Fund’s Common Stock. Because the market price of the Fund’s Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s Common Stock, stability of distributions, trading volume of the Fund’s Common Stock, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Dilution Risk. The voting power of current Common Stockholders of the Fund will be diluted to the extent that such current Common Stockholders do not purchase Common Stock in any future offerings of Common Stock or do not purchase sufficient Common Stock to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offerings as intended, the Fund’s per share distributions may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Below Investment Grade (High Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. ClearBridge’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk. If the Fund invests directly in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Leverage Risk. As of May 31, 2018, the Fund had outstanding senior secured notes, a revolving credit facility with a financial institution and outstanding MRPS. Leverage may result in greater volatility of the net asset value and market price of the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from borrowings including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”) and the issuance of the Fund’s preferred stock (“Preferred Stock”) are borne entirely by the holders of Common Stock. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. The Fund’s use of leverage results in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged and a decline in the Fund’s net asset value. There can be no assurance that the Fund’s leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA and

ClearBridge for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA and ClearBridge have a financial incentive to increase the Fund’s use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by the holders of Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings, including the Fund’s current Borrowings, result in the Fund being subject to covenants relating to asset coverage, credit ratings, portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the notes and Preferred Stock issued by the Fund. Such restrictions are more stringent than those imposed by the 1940 Act. In addition, the terms of the Fund’s current Borrowings also require that the Fund pledge its assets as collateral.

Holders of the Fund’s Preferred Stock also have certain voting rights, including the right to elect two of our directors. The interests of holders of Preferred Stock may not be aligned with the interests of Common Stockholders and holders of Preferred Stock may vote in a manner adverse to the interests of Common Stockholders.

Derivatives Risk. The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities. Generally derivatives are financial transactions whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation to the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Changes to the derivatives markets as a result of rules promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on the Fund’s ability to make use of derivative transactions.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund will incur transaction costs with any short sales, which will be borne by shareholders. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

The Fund’s obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund is also required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by us on such security, the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and LMPFA have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and LMPFA will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on ClearBridge’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where ClearBridge seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties or otherwise, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.

Privately Held Company Risk. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, ClearBridge may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Debt Securities Risks. Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities or “junk bonds,” may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Redenomination Risk. Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed investment portfolio. ClearBridge and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund depends upon the diligence and skill of ClearBridge’s portfolio managers, who evaluate, negotiate, structure and monitor its investments. These individuals do not have long-term employment contracts with ClearBridge, although they do have equity interests and other financial incentives to remain with ClearBridge. The Fund also depends on the senior management of LMPFA, and the departure of any of the senior management of LMPFA could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, there is no guarantee that ClearBridge will remain our investment adviser.

Potential Conflicts of Interest Risk. LMPFA, ClearBridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, LMPFA also manages, and ClearBridge serves as subadviser to, other closed-end investment companies listed on the NYSE that have investment objectives and investment strategies that are substantially similar to those of the Fund. Further, LMPFA and ClearBridge may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, LMPFA, ClearBridge and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund.

LMPFA, ClearBridge and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to LMPFA or ClearBridge which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, LMPFA or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by LMPFA, ClearBridge and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that LMPFA and/or ClearBridge may manage or advise from time to time.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

Portfolio Turnover. The Fund’s annual portfolio turnover rate was 12% in 2017 and may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover may result in the Fund’s recognition of gains that will be taxable to the Fund. Such gains will generally also increase the Fund’s current and accumulated earnings and profits, possibly resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Common Stockholders.

Government Intervention in Financial Markets Risk. United States federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. ClearBridge monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Temporary Defensive Strategies Risk. When ClearBridge anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation, as amended and supplemented (the “Charter”), and by-laws (“By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of May 31, 2018 (except as noted below).

	Percentage of Offering Price
SHAREHOLDER TRANSACTION EXPENSES
Sales Load	—	%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Fees	None	(3)
TOTAL TRANSACTION EXPENSES (as a percentage of offering price)(4)

	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)
ANNUAL EXPENSES
Management Fees(5)	1.46%
Interest Payment on Borrowed Funds(6)	1.51%
Dividends on Preferred Stock(7)	0.21%
Other Expenses(8)	0.18%

Annual Expenses (exclusive of current and deferred income tax expense)	3.36%

Current/Deferred Income Tax Expense(9)	—

TOTAL ANNUAL EXPENSES (including current and deferred income tax expense)	3.36%

(1)

The sales load will apply only if the securities to which this Prospectus relates are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)	Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined below) to sell Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(4)	The related Prospectus Supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 32% of its Managed Assets (the actual average amount of Borrowings and Preferred Stock during the period ended May 31, 2018). If the Fund were to use leverage in excess of 32% of its Managed Assets, the management fees shown would be higher.

(6)

For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 29% of its Managed Assets (which equals the average level of leverage for the Fund’s period ended May 31, 2018). The expenses and rates associated with leverage may vary as and when Borrowings or issuances of Preferred Stock are made.

(7)

Assumes the dividend rate for each series of the MRPS is the applicable rate and is not increased as a result of any downgrade in the ratings of the MRPS. If the ratings of any series of the MRPS are downgraded, the Fund’s dividend expense may increase.

(8)	Estimated based on amounts incurred in the period ended May 31, 2018.
(9)

For the period ended May 31, 2018, the Fund had a net income tax benefit of 4.34% (not annualized). The net income tax benefit is not reflected in the Fund’s expense ratio. The Fund has recorded a deferred income tax expense in prior years and may record such expense in future years.

Example1

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of 3.36% of net assets attributable to Common Stock in years one through ten (which assumes the Fund’s use of leverage in an aggregate amount equal to 32% of the Fund’s Managed Assets) and (ii) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$34	$103	$175	$365

1

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Unless otherwise noted, the information in this table has been derived from the Fund’s financial statements for the fiscal year ended 2017, which have been audited by PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Fund. PwC’s report on such financial statements, together with the financial statements of the Fund, are included in the SAI incorporated by reference into this Prospectus. The information for the years prior to the fiscal year ended 2017 was audited by KPMG LLP, the Fund’s prior independent registered public accounting firm. The information for the six months ended May 31, 2018 has not been audited.

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]
Net asset value, beginning of period	$13.86	$16.39	$17.57	$29.32	$26.63	$22.91

Income (loss) from operations:
Net investment income (loss)	0.42	(0.18)	(0.47)	(0.16)	(0.30)	(0.27)
Net realized and unrealized gain (loss)	1.15	(0.93)	0.71	(9.88)	4.62	5.55

Total income (loss) from operations	1.57	(1.11)	0.24	(10.04)	4.32	5.28

Less distributions to common shareholders from:
Dividends	—	(1.20)	(0.58)	—	—	(1.56)
Return of capital	(0.71)[3]	(0.22)	(0.84)	(1.71)	(1.63)	—

Total distributions to common shareholders	(0.71)	(1.42)	(1.42)	(1.71)	(1.63)	(1.56)

Net asset value, end of period	$14.72	$13.86	$16.39	$17.57	$29.32	$26.63
Market price, end of period	$14.48	$12.75	$15.30	$18.36	$27.57	$27.35
Total return, based on NAV[4,5]	11.28%	(7.34)%	2.48%	(35.58)%	16.38%	23.38%
Total return, based on Market Price[6]	19.23%	(8.63)%	(8.32)%	(28.02)%	6.87%	25.17%
Net assets applicable to common shareholders, end of period (millions)	$1,036	$974	$1,148	$1,225	$2,033	$1,839
Ratios to average net assets:
Management fees	1.46%[7]	1.42%	1.46%	1.41%	1.24%	1.26%
Other expenses	1.92 [7]	1.70	2.77 [8]	1.56	0.95	0.95

Subtotal	3.38 [7]	3.12	4.23 [8]	2.97	2.19	2.21
Income tax expense	— [9]	— [9]	1.63	— [9]	8.57	11.88
Total expenses	3.38 [7]	3.12	5.86 [8]	2.97	10.76	14.09
Net investment income (loss), net of income taxes	5.72 [7]	(1.14)	(3.06)[8]	(0.62)	(1.03)	(1.07)
Portfolio turnover rate	3%	12%	24%	8%	14%	21%

	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]
Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$443,000	$425,000	$395,000	$607,000	$532,000	$425,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[10]	346%	342%	405%	335%	482%	533%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[10]	$3,464	$3,420	$4,046	$3,347	$4,821 [11]	$5,327 [11]
Weighted Average Loan and Debt Issuance (000s)	$425,280	$421,671	$400,902	$606,178	$474,679	$452,644
Weighted Average Interest Rate on Loan and Debt Issuance	3.66%	3.60%	4.55%[12]	3.29%	3.49%	3.00%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$55,000	$55,000	$55,000	$200,000	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[13]	308%	303%	355%	252%	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[13]	$308,126	$302,820	$355,168	$251,750	—	—

1	Per share amounts have been calculated using the average shares method.
2	For the six months ended May 31, 2018 (unaudited).
3

The Fund’s current fiscal year distributions may consist of dividends, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.
8

Includes non-recurring prepayment penalties, the write off of debt issuance and offering costs and the write off of preferred stock offering costs recognized during the period totaling 0.73% of average assets.

9

For the six months ended May 31, 2018 and years ended November 30, 2017 and 2015, the net income tax benefit was 4.34% (not annualized), 4.20% and 23.47%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.

10

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

11	Added to conform to current period presentation.
12	Includes prepayment penalties recognized during the period.
13

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

SENIOR SECURITIES

As of the end of the Fund’s last fiscal year, the Fund had outstanding senior secured notes, a revolving credit facility with a financial institution and MRPS, described below. The table below sets forth the senior securities outstanding as of the end of the Fund’s fiscal years or periods ended 2010, 2011, 2012, 2013, 2014, 2015, 2016 and 2017.

YEAR	NAME OF LOAN	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE PER $1,000 OF INDEBTEDNESS	AVERAGE MARKET VALUE PER UNIT[1]
2010	Revolving Credit Facility	$150,000,000	$4,850	N/A
	Revolving Credit Facility	$200,000,000	$4,850	N/A
2011	Revolving Credit Facility	$208,600,000	$4,249	N/A
	Revolving Credit Facility	$211,000,000	$4,249	N/A
2012	Revolving Credit Facility	$198,000,000	$4,302	N/A
	Series A Senior Notes (2012)	$25,000,000	$4,302	N/A
	Series B Senior Notes (2012)	$50,000,000	$4,302	N/A
	Series C Senior Notes (2012)	$102,000,000	$4,302	N/A
	Series D Senior Notes (2012)	$90,000,000	$4,302	N/A
2013	Revolving Credit Facility	$58,000,000	$5,327	N/A
	Series A Senior Notes (2012)	$25,000,000	$5,327	N/A
	Series B Senior Notes (2012)	$50,000,000	$5,327	N/A
	Series C Senior Notes (2012)	$102,000,000	$5,327	N/A
	Series D Senior Notes (2012)	$90,000,000	$5,327	N/A
	Series A Senior Notes (2013)	$50,000,000	$5,327	N/A
	Series B Senior Notes (2013)	$50,000,000	$5,327	N/A
2014	Revolving Credit Facility	$90,000,000	$4,821	N/A
	Series A Senior Notes (2012)	$25,000,000	$4,821	N/A
	Series B Senior Notes (2012)	$50,000,000	$4,821	N/A
	Series C Senior Notes (2012)	$102,000,000	$4,821	N/A
	Series D Senior Notes (2012)	$90,000,000	$4,821	N/A
	Series A Senior Notes (2013)	$50,000,000	$4,821	N/A
	Series B Senior Notes (2013)	$50,000,000	$4,821	N/A
	Series A Senior Notes (2014)	$75,000,000	$4,821	N/A

YEAR	NAME OF LOAN	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE PER $1,000 OF INDEBTEDNESS	AVERAGE MARKET VALUE PER UNIT[1]
2015	Revolving Credit Facility	$90,000,000	$3,347	N/A
	Series B Senior Notes (2012)	$50,000,000	$3,347	N/A
	Series C Senior Notes (2012)	$102,000,000	$3,347	N/A
	Series D Senior Notes (2012)	$90,000,000	$3,347	N/A
	Series A Senior Notes (2013)	$50,000,000	$3,347	N/A
	Series B Senior Notes (2013)	$50,000,000	$3,347	N/A
	Series A Senior Notes (2014)	$75,000,000	$3,347	N/A
	Series H Senior Notes (2015)	$15,000,000	$3,347	N/A
	Series I Senior Notes (2015)	$25,000,000	$3,347	N/A
	Series J Senior Notes (2015)	$25,000,000	$3,347	N/A
	Series K Senior Notes (2015)	$35,000,000	$3,347	N/A
	Series A MRPS	$19,000,000	$3,347	N/A
	Series B MRPS	$23,000,000	$3,347	N/A
	Series C MRPS	$21,000,000	$3,347	N/A
	Series D MRPS	$58,000,000	$3,347	N/A
	Series E MRPS	$19,000,000	$3,347	N/A
	Series F MRPS	$30,000,000	$3,347	N/A
	Series G MRPS	$30,000,000	$3,347	N/A
2016	Revolving Credit Facility	$25,000,000	$4,046	N/A
	Series B Senior Notes (2012)	$40,393,013	$4,046	N/A
	Series C Senior Notes (2012)	$82,401,747	$4,046	N/A
	Series D Senior Notes (2012)	$72,707,423	$4,046	N/A
	Series A Senior Notes (2013)	$40,393,013	$4,046	N/A
	Series B Senior Notes (2013)	$40,393,013	$4,046	N/A
	Series A Senior Notes (2014)	$12,925,764	$4,046	N/A
	Series H Senior Notes (2015)	$12,117,904	$4,046	N/A
	Series I Senior Notes (2015)	$20,196,507	$4,046	N/A
	Series J Senior Notes (2015)	$20,196,507	$4,046	N/A
	Series K Senior Notes (2015)	$28,275,109	$4,046	N/A
	Series A MRPS	$5,200,000	$4,046	N/A
	Series B MRPS	$6,400,000	$4,046	N/A
	Series C MRPS	$5,800,000	$4,046	N/A
	Series D MRPS	$16,000,000	$4,046	N/A
	Series E MRPS	$5,200,000	$4,046	N/A
	Series F MRPS	$8,200,000	$4,046	N/A
	Series G MRPS	$8,200,000	$4,046	N/A

YEAR	NAME OF LOAN	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE PER $1,000 OF INDEBTEDNESS	AVERAGE MARKET VALUE PER UNIT[1]
2017	Revolving Credit Facility	$55,000,000	$3,420	N/A
	Series B Senior Notes (2012)	$40,393,013	$3,420	N/A
	Series C Senior Notes (2012)	$82,401,747	$3,420	N/A
	Series D Senior Notes (2012)	$72,707,423	$3,420	N/A
	Series A Senior Notes (2013)	$40,393,013	$3,420	N/A
	Series B Senior Notes (2013)	$40,393,013	$3,420	N/A
	Series A Senior Notes (2014)	$12,925,764	$3,420	N/A
	Series H Senior Notes (2015)	$12,117,904	$3,420	N/A
	Series I Senior Notes (2015)	$20,196,507	$3,420	N/A
	Series J Senior Notes (2015)	$20,196,507	$3,420	N/A
	Series K Senior Notes (2015)	$28,275,109	$3,420	N/A
	Series A MRPS	$5,200,000	$3,420	N/A
	Series B MRPS	$6,400,000	$3,420	N/A
	Series C MRPS	$5,800,000	$3,420	N/A
	Series D MRPS	$16,000,000	$3,420	N/A
	Series E MRPS	$5,200,000	$3,420	N/A
	Series F MRPS	$8,200,000	$3,420	N/A
	Series G MRPS	$8,200,000	$3,420	N/A

1	Not applicable, as senior securities are not registered for public trading.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on March 31, 2010, pursuant to the Charter. The Fund’s principal executive office is located at 620 Eighth Avenue, 49th Floor, New York, New York 10018, and its telephone number is (888) 777-0102.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of any offering. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Stock is listed on the NYSE under the symbol “CEM.” Our Common Stock commenced trading on the NYSE on June 25, 2010.

Our Common Stock has traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although our Common Stock has traded at a premium to net asset value, we cannot assure that this will occur after any offering or that the Common Stock will not trade at a discount in the future. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risks—Market Discount from Net Asset Value Risk.”

The following table sets forth for each of the periods indicated the range of high and low closing sale price of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on each business day that the NYSE is open for business. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/(Discount) of Quarter-End Sale Price to Net Asset Value(2)
Fiscal Year 2016
February 29, 2016	$19.01	$9.50	$13.60	$12.81	6.167%
May 31, 2016	16.96	12.53	16.24	15.94	1.882%
August 31, 2016	16.80	15.08	16.41	16.34	0.428%
November 30, 2016	17.04	14.62	15.30	16.38	(6.593)%
Fiscal Year 2017
February 28, 2017	17.72	14.95	17.19	17.47	(1.603)%
May 31, 2017	17.28	15.68	15.68	16.03	(2.183)%
August 31, 2017	16.20	14.03	14.85	15.08	(1.525)%
November 30, 2017	15.17	12.21	12.75	13.86	(8.009)%

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/(Discount) of Quarter-End Sale Price to Net Asset Value(2)
Fiscal Year 2018
February 28, 2018	$17.36	$12.69	$14.29	$14.11	1.276%
May 31, 2018	15.01	12.45	14.48	14.72	(1.630)%
August 31, 2018	15.44	13.91	14.51	15.53	(6.568)%

Source of market prices: Bloomberg.

(1)

Net asset value per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. Net asset value per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end net asset value.

On August 31, 2018, the last reported sale price of our Common Stock on the NYSE was $14.51, which represented a discount of approximately 6.568% to the net asset value per share reported by us on that date.

As of August 31, 2018, we had approximately 70.4 million shares of Common Stock outstanding and we had net assets applicable to Common Stockholders of approximately $1.09 billion.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. There can be no assurance the Fund will achieve its investment objective.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

On August 17, 2018, the Fund announced that the Board of Directors of the Fund had approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be “ClearBridge MLP and Midstream Fund Inc.”

In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs.

For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The Fund may also invest up to 20% of its Managed Assets in other securities that are not energy MLPs or midstream entities.

“Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding.

For as long as “MLP” and “Midstream” are in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. The Fund may not change its policy to invest at least 80% of its managed assets in energy MLPs and energy midstream entities unless it provides stockholders with at least 60 days’ written notice of such change.

Selection of Investments

ClearBridge employs a rigorous, bottom-up research process focused on seeking to find energy entities with attractive, sustainable and predictable distributions. ClearBridge also evaluates growth opportunities for energy entities in determining the desirability of a potential investment. In conducting this analysis, particular attention is paid to the stability of the business, the quality of the balance sheet, the talent and track record of management, and the valuation of the security. ClearBridge’s primary valuation metric in analyzing investments is distributable cash flow yield.

ClearBridge places strong emphasis on risk management around its investment process. Risk management considerations are contemplated at both the level of the individual investment and the portfolio as a whole. At the level of the individual investment, the prime risk consideration revolves around the sustainability of the cash distribution and position size. In evaluating the distribution sustainability, the portfolio managers utilize balance sheet analysis and financial modeling. At the portfolio level, ClearBridge pays close attention to individual security weightings, sector weightings and allocations, and the amount of leverage employed, as well as macroeconomic and broader market considerations.

Portfolio Composition

The Fund’s portfolio is composed principally of the following investments. Additional information regarding the Fund’s investment policies, restrictions and portfolio investments is contained in the SAI.

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for United States federal income tax purposes.

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for United States federal income tax purposes and the expected character of their income, MLPs generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the MQD. Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

MLP Equity Securities

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund typically purchases such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund typically purchases MLP subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other Equity Securities

The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units generally have similar features as MLP common units in terms of voting rights and distribution but often may be subordinated in liquidation rights. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares (which are generally tax-free) in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. For purposes of the Fund’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive IDRs, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Midstream Industries

Midstream entities in the energy sector can generally be classified into the following industries:

Pipeline Midstream Entities. Pipeline midstream entities are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline midstream entities also may operate ancillary businesses such as storage and marketing of such products. Pipeline midstream entities derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline midstream entities have limited direct commodity price exposure because they do not own the product being shipped.

Processing Midstream Entities. Processing midstream entities are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing midstream entities derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing Entities. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane Entities. Propane entities are distributors of propane to homeowners for space and water heating. Propane entities derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Exploration and Production Entities (“E&P”). E&P includes entities that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P entities’ cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. Coal MLPs are also subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

Marine Shipping Entities. Marine shipping entities are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping entities derive revenue from charging customers for the transportation of these products utilizing the entities’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors. See “Risks—Industry Specific Risks.”

Midstream entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

Non-MLP Equity Securities

The Fund also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

As a result, the Fund may be exposed to equity risk, which is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Under normal market conditions the Fund may invest a substantial portion of its Managed Assets energy midstream entities. Energy midstream entities primarily own and operate midstream assets, which are the assets used by energy companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products. Midstream energy entities have been increasingly structured as taxable corporations.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service may be regulated by the Federal Energy Regulatory Commission or a similar state agency, may be based on the market price of the transported commodity or may be based on negotiated rates.

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by ClearBridge for inclusion in the Fund’s portfolio.

Restricted Securities and Securities with Limited Trading Markets

The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities, and up to 15% of its Managed Assets in restricted securities issued by non-public companies. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” (i.e. unregistered or subject to contractual or other legal restrictions on resale) may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on the Fund’s net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). The Fund does not intend to invest more than 15% of its net assets in issuers that are excluded from the definition of “investment company” by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

Debt Securities

The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, midstream entities and other issuers. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or Fitch, comparably rated by another NRSRO, or, if unrated, determined by ClearBridge to be of comparable credit quality). These debt securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in debt securities without regard for their maturity. Issuers of securities rated Ba/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A to the SAI. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. See “Risks—Below Investment Grade (High Yield or Junk Bond) Securities Risk.”

Royalty Trusts

The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Other Sector Investments

The Fund may invest in MLPs or MLP affiliates in other sectors of the economy. For instance, the Fund may invest in entities operating in the natural resources sector including companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. Additionally, the Fund may invest in MLPs that focus on developing infrastructure assets.

Foreign Securities and Emerging Markets

The Fund may invest, without limitation, in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-US. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Non-Diversification

The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

Additional Investment Activities

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, the Fund will include such derivative and synthetic instruments, at market value, for the purposes of the Fund’s 80% policy. The Fund may sell certain equity securities short for investment and/or hedging purposes. See “Risks—Derivatives Risk.” The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. Additional information on the derivative transactions that the Fund may use is included in the SAI. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators.

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out in a cash settlement on the payment date or dates specified in the interest rate swap, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by ClearBridge. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may or may not be limited by applicable bankruptcy, receivership, or other insolvency laws. These instruments are traded in the over-the-counter market, though in the future may be required to be traded through a derivatives clearing organization and/or a swap execution facility.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.

Other Investment Companies

The Fund may, but has no current intention to, invest in securities of other closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in MLP entities in which the Fund may invest directly to the extent permitted by the 1940 Act. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive MLP securities available in the market, or when ClearBridge believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund bears its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. ClearBridge takes expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and therefore subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares may be more volatile and the yield to stockholders may tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund is dependent upon the investment and research abilities of persons other than ClearBridge.

New Securities and Other Investment Techniques

New types of securities and other investment and hedging practices are developed from time to time. ClearBridge expects, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if ClearBridge believes that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, ClearBridge may use investment techniques and instruments that are not specifically described herein.

Temporary Defensive Strategies

At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

In implementing these “defensive” strategies, the Fund may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. It is impossible to predict if, when or for how long the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when ClearBridge believes such trading is, in light of prevailing economic and market conditions, in the best interests of the Fund’s stockholders. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Fundamental Investment Policies

The Fund’s investment objective, and the investment restrictions listed in the SAI, are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Stock (and Preferred Stock, if any). A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

USE OF LEVERAGE

The Fund may seek to enhance the level of its cash distributions to Common Stockholders through the use of leverage. The Fund currently uses leverage through Borrowings and may in the future continue to use leverage through Borrowings in an aggregate amount of up to 33 1⁄3% of the Fund’s total assets immediately after such Borrowings. In addition, the Fund may enter into investment management techniques that have similar effects as leverage, but which are not subject to the foregoing 33 1⁄3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. Furthermore, the Fund may use leverage through the issuance of Preferred Stock in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including LMPFA’s and ClearBridge’s outlook for the market and the costs that the Fund would incur as a result of such leverage. Any Borrowings and Preferred Stock have seniority over the Common Stock. There is no assurance that the Fund’s leveraging strategy will be successful.

Any Borrowings and Preferred Stock leverage your investment in Common Stock. Common Stockholders bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, Common Stockholders bear the offering costs of the Preferred Stock issuance. The Board of Directors of the Fund may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the Common Stockholders.

The Fund has and is permitted in the future to negotiate with financial institutions to arrange a floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1⁄3% of the Fund’s Managed Assets less any amounts of existing leverage, including Debt Securities (as defined below). Any such Borrowings would constitute financial leverage. The Fund currently has one Credit Facility outstanding. The Fund has and is in the future permitted to issue senior secured notes or other debt securities (“Debt Securities”) pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1⁄3% of the Fund’s Managed Assets less any amounts of existing leverage, including any Credit Facility.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1⁄3% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined by deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s current Credit Facility and Debt Securities contain customary covenants that, among other things, limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund expects any future Credit Facility or Debt Securities to contain similar covenants. In connection with the Fund’s current Credit Facility and Debt Securities, the Fund is required to pledge its assets and any future Credit Facility or Debt Securities may require the same. The Fund’s custodian will retain all assets of the pledge, including those that are pledged. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the 1940 Act. There can be no assurance that the Fund will enter into an agreement for any new Credit Facility or issue new Debt Securities on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into or issued, the Credit Facility or Debt Securities may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Stock or debt securities.

Changes in the value of the Fund’s portfolio securities, including costs attributable to Borrowings or Preferred Stock, are borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage decreases (or increases) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA and ClearBridge for advisory services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the principal amount of the Borrowings and any assets attributable to Preferred Stock. This means that LMPFA and ClearBridge have a financial incentive to increase the Fund’s use of leverage.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Stockholders. These include the possibility of higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage is to cause Common Stockholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to Common Stockholders is reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.

The Fund’s current Borrowings and Preferred Stock subject it to certain restrictions imposed by guidelines of one or more rating agencies. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede LMPFA and ClearBridge from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Under the 1940 Act, the Fund is not permitted to issue Preferred Stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding Preferred Stock (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than Borrowings and outstanding Preferred Stock). Under the 1940 Act, the Fund may only issue one class of Preferred Stock.

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than Borrowings and outstanding Preferred Stock satisfies the above-referenced 200% coverage requirement. If Preferred Stock is issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If Preferred Stock is outstanding, two of the Fund’s Directors will be elected by the holders of Preferred Stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Stock and Preferred Stock voting together as a single class. In the event that the Fund fails to pay dividends on the Preferred Stock for two years, holders of Preferred Stock would be entitled to elect a majority of the Directors of the Fund.

Effects of Leverage

The Fund may borrow up to an aggregate amount of $150,000,000 under its credit facility. At May 31, 2018, the Fund had $73,000,000 of Borrowings outstanding under the credit facility.

At May 31, 2018, the Fund had $370,000,000 aggregate principal amount of fixed-rate secured notes outstanding. These senior secured notes consist of ten series: $40.4 million of the 3.53% Series B Senior Secured Notes due July 12, 2019, $82.4 million of the 4.06% Series C Senior Secured Notes due July 12, 2022, $72.7 million of the 4.21% Series D Senior Secured Notes due July 12, 2024, $40.4 million of the 3.65% Series A Senior Secured Notes due June 6, 2023, $40.4 million of the 3.78% Series B Senior Secured Notes due June 6, 2025, $12.9 million of the 4.20% Series A Senior Secured Notes due April 30, 2026, $12.1 million of the 2.87% Series H Senior Secured Notes due June 11, 2021, $20.2 million of the 3.46% Series I Senior Secured Notes due June 11, 2025, $20.2 million of the 3.56% Series J Senior Secured Notes due June 11, 2027, and $28.3 million of the 3.76% Series K Senior Secured Notes due June 11, 2030. See “Senior Securities.”

At May 31, 2018, the Fund had 550 shares of MRPS outstanding with an aggregate liquidation value of $55,000,000. Each share of MRPS has a liquidation preference of $100,000. These MRPS consist of seven series: 52 Series A MRPS with a term redemption date of January 8, 2021, 64 Series B MRPS with a term redemption date of January 8, 2023, 58 Series C MRPS with a term redemption date of June 11, 2021, 160 Series D MRPS with a term redemption date of June 11, 2025, 52 Series E MRPS with a term redemption date of June 11, 2021, 82 Series F MRPS with a term redemption date of June 11, 2025 and 82 Series G MRPS with a term redemption date of June 11, 2027.

As of May 31, 2018, the interest rate payable by us on our Borrowings made under our credit facility was LIBOR plus 0.70% and the commitment fee payable for unborrowed funds is 0.25%.

As of May 31, 2018, our total leverage (including Borrowings and Preferred Stock) represented 32.5% of our Managed Assets. Assuming that our leverage levels are as described above, our average annual cost of leverage would be 1.79% of net assets attributable to common shares. As of May 31, 2018, the blended interest on our senior secured notes was 3.84%. As of May 31, 2018, the blended rate on our MRPS was 4.02%. Income generated by our portfolio as of May 31, 2018 must exceed 1.12% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the leverage instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing 33% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest and dividends on its leverage of 3.73%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Stock Total Return	-16.76%	-9.30%	-1.84%	5.63%	13.09%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in securities represents an indirect investment in MLPs, energy midstream entities and other securities owned by the Fund, most of which could be purchased directly. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your securities may be worth less than your original investment. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).

Tax Risks of Investing in Equity Securities of MLPs

Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares of Common Stock.

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes positive returns. Any taxes paid by the Fund reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund is required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that are not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryovers, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of gain (or decrease in the amount of loss) that is recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that are offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund accrues deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund will be liable for previously deferred taxes on taxable realized gains from such sale. The Fund relies to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of the Fund’s investment in equity securities of MLPs, its earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Due to these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, that are in excess of its taxable income.

In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. For instance, the recently enacted Tax Cuts and Jobs Act has resulted in significant changes to the federal tax law. Some of these changes, such as partial limitations on the deductibility of business interest expense and the use of net operating loss carryovers, may have an adverse impact on the Fund or the MLPs in which it invests.

Lack of Diversification of Customers and Suppliers

Certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and midstream entities’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Affiliated Party Risk

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that the Fund could have difficulty selling such securities at the time it would prefer and at a price it believes would reflect the value of the security.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements. In addition, I-Shares often may be subordinated in terms of liquidation rights to MLP common units.

If the Fund invests in equity securities of other open- or closed-end investment companies, including exchange-traded funds, the Fund will bear its ratable share of that investment company’s expenses, and Common Stockholders would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Energy Sector Risks

MLPs and midstream entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

Because the Fund invests, under normal market conditions, at least 80% of its Managed Assets in MLPs and energy midstream entities including entities structured as both partnerships and corporations, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Regulatory Risk. The energy sector is highly regulated. MLPs and midstream entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous— sometimes retroactively—by a regulatory agency and unexpectedly increase production costs or limit ability to develop reserves. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs and midstream entities.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

CERCLA, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs and midstream entities or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that entities may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of entities or limit their ability to develop some reserves. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Entities may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, in the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. While the current administration has sought to roll back some of these requirements, it is unclear whether this rollback will be sustained in the face of pending judicial challenges. Some states are also challenging this rollback, and the net effect of these challenges is unclear. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Commodity Price Risk. MLPs and midstream entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and midstream entities operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk. Entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. Entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk. MLP and midstream entity investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and midstream entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs and midstream entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather Risks. Weather plays a role in the seasonality of some entities’ cash flows. Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an entity from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many entities’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An entity’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular entity. Oil and gas entities operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Catastrophic Event Risk. MLPs and midstream entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010 or spills by various onshore oil pipelines) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and midstream entities operating in the energy sector. MLPs and midstream entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. It is expected that increased governmental regulation will mitigate such catastrophic risk, such as the recent oil spills referred to above, which could increase insurance premiums and other operating costs for MLPs and midstream entities.

Industry Specific Risks

MLPs and midstream entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines. Pipeline companies are subject to (i) the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, (ii) changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, (iii) sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and (iv) environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends.

Further, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact MLPs. First, the FERC reversed a long-standing policy that allowed MLPs to include an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs. Second, the FERC issued a notice of proposed rulemaking to create a process to determine whether cost-of-service natural gas pipelines subject to FERC jurisdiction are overearning in light of either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance. Third, with respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years. Finally, the FERC issued a notice of inquiry requesting comments as to how FERC should address accumulated deferred income tax balances on the regulatory books of pipelines regulated by FERC as well as comments on any other effects of the 2017 Tax Cuts and Jobs Act. Many experts believe it is likely that the proposed rule concerning natural gas pipelines will be adopted as-is or in a form very close to what the FERC has proposed. As a result, many natural gas pipelines could be required to lower their transportation rates, either through the FERC process or because shippers may challenge their rates. In addition, oil and refined products pipelines may be forced to reduce rates in 2020 or may not be able to increase rates as previously expected. Finally, the notice of inquiry could result in additional adverse outcomes for pipeline owners, including potentially compensating shippers for the reduction in accumulated deferred income taxes resulting from either the lower corporate tax rate or the FERC’s policy change related to an MLP’s ability to recover an income tax allowance, which compensation could take the form of material cash payments. The MLPs that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition and results of operations. FERC may enact other regulations or issue further requests to pipelines which may lead to lower rates. Any such change could have an adverse impact on the financial condition, results of operations or cash flows of MLPs.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. MLPs and midstream entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLPs and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. Tanker vessels are also subject to international environmental regulations, including increasingly stringent engine efficiency and ballast water exchange requirements, and older vessels that have not been retrofitted may be limited in the ports they can access. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Energy and Energy Infrastructure Sector Risk

The Fund is subject to the risk of focusing investments in the energy sector, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. A downturn in the energy sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The profitability of companies in the energy infrastructure sector is related to worldwide energy prices and costs related to energy production. The energy sector is cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy infrastructure sector also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy infrastructure sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Interest Rate Risk

Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and midstream entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and midstream entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and midstream entities operating in the energy sector as the yields on alternative investments increase. During periods of rising interest rates, the market price of such securities generally declines. Conversely, during periods of declining interest rates, the market price of fixed income securities generally rises.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. Most of the securities in which the Fund invests pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, the equity prices of such securities may decline when interest rates rise.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs, midstream entities and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when ClearBridge believe it is desirable to do so. If these securities are private securities, they are more difficult to value, and market quotations may not accurately reflect the value of such securities. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

Natural Resources Sector Risks

The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and midstream entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Small Capitalization Risk

The Fund may invest in securities of MLPs, midstream entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and midstream entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. Finally, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Competition Risk

A number of alternatives available to the Fund as vehicles for investment in a portfolio of energy MLPs, midstream entities and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.

Restricted Securities Risk

The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Cash Flow Risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and midstream entities. The amount of cash available for distribution by an MLP or midstream entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs and midstream entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations and the energy industry at large. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. Further, covenants in debt instruments issued by MLPs and midstream entities in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. Finally, the acquisition of an MLP or midstream entity by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired MLP or midstream entity. These kind of transactions have become more prevalent in recent years. To the extent MLPs and midstream entities that the Fund owns reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause the Fund to reduce its distributions. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or a midstream entity has available for distribution in a given period.

Capital Market Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly, and these challenges remain even though crude oil and natural gas liquids prices have increased significantly since the lows of February 2016. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs and midstream entities may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs and midstream entities may not be able to meet their obligations as they come due, which may include multi-year capital expenditure commitments, and may have to reduce their distributions (and many have done so over the last few years) to manage their funding needs. Moreover, without adequate funding, MLPs and midstream entities may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation Risk

To the extent the Fund invests in private securities, market prices generally are unavailable for such investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs, midstream entities and private companies. The values of such securities will ordinarily be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of ClearBridge than valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the cost basis of the Fund’s assets for financial reporting purposes, (ii) the net tax effects of temporary differences between the carrying amount and the cost basis of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryovers. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryover periods and the associated risk that net operating loss, capital loss and tax credit carryovers may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Royalty Trust Risk

Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Market Discount from Net Asset Value Risk

The Fund’s Common Stock has traded both at a premium and at a discount to its net asset value. The last reported sale price, as of August 31, 2018 was $14.51 per share. The Fund’s net asset value per share and percentage discount to net asset value per share of its Common Stock as of August 31, 2018 were $15.53 and 6.568%, respectively. There is no assurance that this discount will not continue after the date of this Prospectus or that the Fund’s Common Stock will again trade at a premium. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of the Fund’s investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of any offering under this Prospectus. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s Common Stock depends upon whether the market price of the Fund’s Common Stock at the time of sale is above or below the investor’s purchase price for the Fund’s Common Stock. Because the market price of the Fund’s Common Stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s Common Stock, stability of distributions, trading volume of the Fund’s Common Stock, general market and economic conditions, and other factors beyond our control, the Fund cannot predict whether the Common Stock will trade at, below or above net asset value or at, below or above the offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Dilution Risk

The voting power of current Common Stockholders of the Fund will be diluted to the extent that such current Common Stockholders do not purchase Common Stock in any future offerings of Common Stock or do not purchase sufficient Common Stock to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offerings as intended, the Fund’s per share distributions may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Below Investment Grade (High Yield or Junk Bond) Securities Risk

The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities rated as low as C by Moody’s, CCC or lower by S&P or CC or lower by Fitch are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s securities. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. ClearBridge’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Foreign Securities and Emerging Markets Risk

A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency Risk

If the Fund invests directly in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Leverage Risk

As of May 31, 2018, the Fund had outstanding senior secured notes, a revolving credit facility with a financial institution and outstanding MRPS. Leverage may result in greater volatility of the net asset value and market price of the Common Stock because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings and the issuance of the Fund’s Preferred Stock are borne entirely by the holders of Common Stock. Common Stock income may fall if the interest rate on Borrowings or the dividend rate on Preferred Stock rises, and may fluctuate as the interest rate on Borrowings or the dividend rate on Preferred Stock varies. The Fund’s use of leverage results in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not so leveraged and a decline in the Fund’s net asset value. There can be no assurance that the Fund’s leveraging strategy will be successful.

During periods when the Fund is using leverage through Borrowings or the issuance of Preferred Stock, the fees paid to LMPFA and ClearBridge for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of Borrowings and any assets attributable to the issuance of Preferred Stock. This means that LMPFA and ClearBridge have a financial incentive to increase the Fund’s use of leverage.

Any decline in the net asset value of the Fund will be borne entirely by the holders of Common Stock. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Stock.

Certain types of Borrowings, including the Fund’s current Borrowings, result in the Fund being subject to covenants relating to asset coverage, credit ratings, portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which issue ratings for the notes and Preferred Stock issued by the Fund. Such restrictions are more stringent than those imposed by the 1940 Act. In addition, the terms of the Fund’s current Borrowings also require that the Fund pledge its assets as collateral.

Holders of the Fund’s Preferred Stock also have certain voting rights, including the right to elect two of our directors. The interests of holders of Preferred Stock may not be aligned with the interests of Common Stockholders and holders of Preferred Stock may vote in a manner adverse to the interests of Common Stockholders.

Derivatives Risk

The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities. Generally derivatives are financial transactions whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation to the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. By using derivatives that expose the Fund to counterparties, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Changes to the derivatives markets as a result of rules promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and other government regulation may have an adverse effect on the Fund’s ability to make use of derivative transactions.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Short Sales Risk

To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund will incur transaction costs with any short sales, which will be borne by shareholders. Finally, regulations imposed by the SEC or other regulatory bodies relating to short selling may restrict the Fund’s ability to engage in short selling.

The Fund’s obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund is also required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by us on such security, the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and LMPFA will continue to be eligible for such exemptions.

The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on ClearBridge’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where ClearBridge seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties or otherwise, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying reference asset or security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.

Privately Held Company Risk

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, ClearBridge may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Debt Securities Risks

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities or “junk bonds,” may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Redenomination Risk

Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Management Risk and Reliance on Key Personnel

The Fund is subject to management risk because it is an actively managed investment portfolio. ClearBridge and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Fund depends upon the diligence and skill of ClearBridge’s portfolio managers, who evaluate, negotiate, structure and monitor its investments. These individuals do not have long-term employment contracts with ClearBridge, although they do have equity interests and other financial incentives to remain with ClearBridge. The Fund also depends on the senior management of LMPFA, and the departure of any of the senior management of LMPFA could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, there is no guarantee that ClearBridge will remain our investment adviser.

Potential Conflicts of Interest Risk

LMPFA, ClearBridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, LMPFA also manages, and ClearBridge serves as subadviser to, other closed-end investment companies listed on the NYSE that have investment objectives and investment strategies that are substantially similar to those of the Fund. Further, LMPFA and ClearBridge may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, LMPFA, ClearBridge and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. LMPFA, ClearBridge and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to LMPFA or ClearBridge which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, LMPFA or its affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by LMPFA, ClearBridge and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that LMPFA and/or ClearBridge may manage or advise from time to time.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan and the Middle East and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Common Stock.

Portfolio Turnover

The Fund’s annual portfolio turnover rate was 12% in 2017 and may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover may result in the Fund’s recognition of gains that will be taxable to the Fund. Such gains will generally also increase the Fund’s current and accumulated earnings and profits, possibly resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Common Stockholders.

Government Intervention in Financial Markets Risk

United States federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. ClearBridge monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Temporary Defensive Strategies Risk

When ClearBridge anticipates unusual market or other conditions, the Fund may temporarily depart from its primary investment strategy as a defensive measure and invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Anti-Takeover Provisions

The Fund’s Charter and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The day-to-day operation of the Fund is delegated to the officers of the Fund, LMPFA and ClearBridge, subject always to the investment objective, restrictions and policies of the Fund and to the general direction of the Board of Directors. Certain Directors and officers of the Fund are affiliated with Legg Mason, the parent corporation of LMPFA and ClearBridge. All of the Fund’s executive officers hold similar offices with some or all of the other funds advised by LMPFA.

Investment Manager

Legg Mason Partners Fund Advisor, LLC, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund’s investment manager. LMPFA is a registered investment adviser and will provide administrative and management services to the Fund. As of June 30, 2018, LMPFA’s total assets under management were approximately $179.1 billion. LMPFA is a wholly owned subsidiary of Legg Mason. Legg Mason is a global asset management firm. As of June 30, 2018, Legg Mason’s asset management operation had aggregate assets under management of approximately $744.6 billion.

Subadviser

ClearBridge Investments, LLC, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund’s subadviser. ClearBridge, a wholly owned subsidiary of Legg Mason, is a registered investment adviser and will be responsible for the day-to-day portfolio management of the Fund, subject to the supervision and direction of the Fund’s Board of Directors and LMPFA. As of June 30, 2018, ClearBridge’s total assets under management were approximately $140.2 billion (including $19.5 billion for which ClearBridge provides investment models to managed account sponsors).

Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which LMPFA and ClearBridge acts as investment adviser and subadviser, respectively, including funds with names, investment objectives and policies similar to the Fund.

Investment Management Agreement and Sub-Advisory Agreement

Investment Management Agreement

Under the Fund’s investment management agreement with LMPFA, subject to the supervision and direction of the Fund’s Board of Directors, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA supervises the day-to-day management of the Fund’s portfolio by ClearBridge and provides administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence; and (5) maintaining the registration and qualification of the Fund’s shares under federal and (if required) state laws.

LMPFA also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Fund’s investment management agreement was continued for a one-year term at an in-person meeting held on November 8 and 9, 2017 by the board of directors of the Fund, including a majority of its members who are not considered to be “interested persons” under the 1940 Act. The Fund’s management agreement provides that LMPFA may render services to others. The Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s management agreement provides that neither LMPFA nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by ClearBridge.

ClearBridge Sub-Advisory Agreement

ClearBridge provides services to the Fund pursuant to a sub-advisory agreement between LMPFA and ClearBridge. Under the sub-advisory agreement, subject to the supervision and direction of the Fund’s Board and LMPFA, ClearBridge will manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The sub-advisory agreement was continued for a one-year term at an in-person meeting held on November 8 and 9, 2017 by the board of directors of the Fund, including a majority of its members who are not considered to be “interested persons” under the 1940 Act. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to ClearBridge. ClearBridge may terminate the sub-advisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and ClearBridge may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of its assignment.

Advisory Fees

For its services, the Fund pays LMPFA an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. The Fund’s management fee and other expenses are borne by the Common Stockholders.

ClearBridge receives an annual sub-advisory fee from LMPFA, payable monthly, in an amount equal to 70% of the management fee paid to LMPFA. No advisory fee is paid by the Fund directly to ClearBridge.

The basis for the Board of Directors’ approval of the continuance of the Fund’s investment management and sub-advisory agreements was provided in the Fund’s stockholder report. The basis for subsequent continuations of the Fund’s investment management and sub-advisory agreements will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Subadviser Philosophy

The Fund’s portfolio managers believe that MLPs offer an attractive opportunity for total return given their typically high cash distributions and the potential for distribution growth and capital appreciation. Over the long term, ClearBridge believes an MLP’s total return is generally driven by a combination of both its current distribution yield and its distribution growth rate.

ClearBridge believes that current yields on MLP units remain attractive on both an absolute and relative basis. ClearBridge further believes that MLP distribution rates are poised to continue to grow over the next few years as new infrastructure projects come on line due to increasing U.S. production of oil, natural gas and natural gas liquids.

As tax-efficient partnerships, the types of MLPs in which the Fund intends to invest historically have made high levels of tax-deferred cash distributions to their limited partners and members. They emphasize energy MLPs with stable, predictable cash flows and limited direct commodity exposure.

Subadviser Investment Process

ClearBridge employs a rigorous, bottom-up research process focused on seeking to find MLPs with attractive, sustainable and predictable distributions. In conducting this analysis, particular attention is paid to the rate at which the MLP has both historically grown and is expected to grow distributions in the future. ClearBridge also looks for MLPs with stable business models, quality balance sheets, a talented and experienced general partner/managing member with a solid track record of management, and valuation of the security. ClearBridge’s primary valuation metric in analyzing MLPs is distributable cash flow yield. ClearBridge evaluates MLPs based on their geographic footprints, the markets and types of assets they invest in, their balance sheet strength and their ability to make accretive acquisitions.

ClearBridge places strong emphasis on risk management around its investment process. Risk management considerations are contemplated at both the level of the individual investment and the portfolio as a whole. At the level of the individual investment, the prime risk consideration revolves around the sustainability of the cash distribution and position size. In evaluating the distribution sustainability, the portfolio managers utilize balance sheet analysis and financial modeling. At the portfolio level, ClearBridge pays close attention to individual security weightings, sector weightings and allocations, and the amount of leverage employed, as well as macroeconomic and broader market considerations.

ClearBridge will evaluate the Fund’s current individual investments on an on-going basis to ensure they meet the Fund’s investment objective, strategies and risk management profile. When an individual security, in ClearBridge’s assessment, no longer offers attractive distribution growth, stable and predictable cash flows, limited direct commodity exposure, or a strong management team, the Fund may sell the security. In addition, the Fund may also sell securities in instances where more attractive investments, based on ClearBridge’s assessment of risk-adjusted total return, become available to the Fund.

Investment Management Team

Set forth below is information regarding the team of professionals at ClearBridge primarily responsible for overseeing the day-to-day operations of the Fund.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
Michael Clarfeld, CFA	Co-portfolio manager of the Fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006, and he has 17 years of investment industry experience. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

Chris Eades	Co-portfolio manager of the Fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. He has 25 years of investment industry experience. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
Richard A. Freeman	Co-portfolio manager of the Fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 41 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Peter Vanderlee, CFA	Co-portfolio manager of the Fund; Managing Director and Portfolio Manager with ClearBridge. Mr. Vanderlee has 18 years of investment management experience and fourteen years of related investment experience.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Fund currently has no control person.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of Common Stock outstanding.

The Fund’s securities are valued in accordance with procedures approved by the Board. Under the procedures, equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The valuations of securities traded on foreign markets and certain fixed income securities are generally based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund normally uses the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares.

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed to be unreliable, the market price may be determined by using quotations from one or more broker/dealers. When such prices or quotations are not available, or when believed to be unreliable, securities may be priced using fair value procedures approved by the Board of Directors. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indexes, yield curves and other specific adjustments to determine fair value. The Fund may also use fair value procedures if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The effect of using fair value pricing is that the Common Stock’s net asset value is subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund will reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the cost basis of the Fund’s assets for financial reporting purposes, (ii) the net tax effects of temporary differences between the carrying amount and the cost basis of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryovers. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryover periods and the associated risk that net operating loss, capital loss and tax credit carryovers may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

DISTRIBUTIONS

We have paid distributions to Common Stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our Common Stockholders, percentage participation by Common Stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of Common Stock as a result of such participation (the information in the table is unaudited):

Distribution Payable Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program	Additional Shares of Common Stock Issued through Dividend Reinvestment Program
February 26, 2016	$0.3550	10.80%	$2,672,761	227,654
May 27, 2016.	$0.3550	10.62%	$2,635,208	149,892
August 26, 2016	$0.3550	10.81%	$2,689,324	—
November 25, 2016	$0.3550	10.73%	$2,669,914	—
February 24, 2017	$0.3550	10.38%	$2,582,736	—
June 1, 2017	$0.3550	10.22%	$2,543,451	—
September 1, 2017	$0.3550	10.29%	$2,558,872	169,574
November 30, 2017	$0.3550	9.99%	$2,491,642	—
March 1, 2018	$0.3550	9.42%	$2,348,719	165,870
May 31, 2018	$0.3550	9.46%	$2,365,883	—
August 31, 2018	$0.3550	9.45%	$2,361,110	—

Under normal circumstances, the Fund intends to continue to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses. The Fund intends to continue to make distributions quarterly.

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all of such Common Stockholder’s distributions, including any capital gains distributions on Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). A Common Stockholder may elect not to participate in the Plan by contacting the Plan Agent. If a Common Stockholder does not participate, such Common Stockholder will receive all cash distributions paid by check mailed directly to such Common Stockholder by Computershare Trust Company, N.A., as dividend paying agent.

If a Common Stockholder participates in the Plan, the number of shares of Common Stock the Common Stockholder will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for such Common Stockholder’s account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in a Common Stockholder’s account will be held by the Plan Agent in non-certificated form. Any proxy a Common Stockholder receives will include all shares of Common Stock such Common Stockholder has received under the Plan. A Common Stockholder may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of a Common Stockholder’s dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows a Common Stockholder to add to such investment through dollar cost averaging, which may lower the average cost of such Common Stockholder’s Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that a Common Stockholder does not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, a Common Stockholder will be sent cash for any fractional share of Common Stock in such Common Stockholder’s account. A Common Stockholder may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of the Common Stock on such Common Stockholder’s behalf. Additional information about the Plan and a Common Stockholder’s account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

DESCRIPTION OF SHARES

Common Stock

As of May 31, 2018, we had approximately 70.4 million shares of Common Stock outstanding. All Common Stock offered pursuant to this Prospectus and any related Prospectus Supplement will be, upon issuance, duly authorized, fully paid and nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. All Common Stock offered pursuant to this Prospectus and any related Prospectus Supplement will be of the same class and will have identical rights, as described below.

The Charter authorizes the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. All shares of Common Stock have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Board of Directors, without stockholder vote, can increase or decrease the aggregate number of shares of Common Stock or the number of shares of stock of any class or series that the Fund has authority to issue and can reclassify any authorized but unissued shares.

The Fund’s Common Stock is listed on the NYSE under the trading or “ticker” symbol is “CEM.” The Fund intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Stock to remain listed.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the stockholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value.

The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares.”

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

Preferred Stock

The Charter provides that the Fund’s Board of Directors may classify and issue Preferred Stock with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the Common Stockholders. Common Stockholders have no preemptive right to purchase any Preferred Stock that might be issued.

The Fund may elect to issue Preferred Stock as part of its leveraging strategy. The Fund currently has the ability to issue leverage through the issuance of Preferred Stock, representing up to 50% of the Fund’s total assets less liabilities and indebtedness of the Fund (other than leverage consisting of Preferred Stock and other senior securities) immediately after the leverage is issued. The Fund currently has $55 million aggregate liquidation preference of Preferred Stock outstanding in the form of seven series of MRPS, which have terms as set forth in Articles Supplementary (collectively, the “Articles Supplementary”). The liquidation preference, voting rights and redemption provisions of the MRPS are summarized below. These summaries are qualified in their entirety by reference to each Articles Supplementary.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of MRPS will be entitled to receive a preferential liquidating distribution, equal to $100,000 per share of MRPS plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of MRPS will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of Common Stock and Preferred Stock, voting together as a single class. Effective March 26, 2015, Daniel P. Cronin and Jane Trust were designated by the Board of Directors as the Preferred Directors of the Fund with respect to the MRPS. Holders of the MRPS, and not Common Stockholders, will be entitled to vote on the election of each Preferred Director at the scheduled stockholder meeting at which such Preferred Director’s term expires. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors of the Fund at any time that two years of dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by the stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Stock and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Articles of Incorporation and By-Laws.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law or the Charter, holders of MRPS will have equal voting rights with Common Stockholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Stockholders as a single class.

The affirmative vote of the holders of a majority of the outstanding MRPS, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of MRPS so as to affect materially and adversely such preferences, rights or powers, or to issue Preferred Stock that ranks equally or senior to the MRPS. The class vote of holders of MRPS described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by the Fund

The terms of the MRPS provide that: (i) the Fund may redeem the MRPS at its option at the liquidation preference plus accrued and unpaid dividends and plus a make-whole premium; (ii) the Fund is required to redeem the MRPS upon failure to maintain certain asset coverage tests; and (iii) the Fund is required to redeem the MRPS on the term redemption date (2021 for the Series A, Series C and Series E, 2023 for the Series B, 2025 for the Series D and Series F, and 2027 for the Series G). Any redemption or purchase of Preferred Stock by the Fund will reduce any leverage applicable to the Common Stock, while any issuance of additional Preferred Stock by the Fund will increase that leverage.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS

The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. At the Fund’s first annual meeting of stockholders, the Board of Directors was divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of Directors.

The Fund’s By-Laws provide that with respect to any annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business must be specified in the notice of meeting given by or at the direction of the Board of Directors or otherwise properly brought by or at the direction of the Board of Directors or properly brought by a stockholder who is entitled to vote at the meeting and who complied with the advance notice procedures of the By-Laws, and must be a proper subject under applicable law for stockholder action. To be properly brought before a special meeting, the business must be specified in the notice of meeting given by or at the direction of the Board of Directors or otherwise properly brought by or at the direction of the Board of Directors, and must be a proper subject under applicable law for stockholder action.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person, other than an investment company advised by LMPFA or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since March 30, 2010, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Charter to change any of the provisions of the first paragraph under this heading, or this paragraph, the Charter require either (i) the affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the votes entitled to be cast by stockholders or (ii) the affirmative vote of 75% of the Continuing Directors and the approval of the holders of a majority of the votes entitled to be cast thereon by stockholders.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2⁄3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) the voluntary liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund’s existence; or

(v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required.

The Charter and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The Fund has provisions in its Charter and By-Laws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the By-Laws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or nonparty Independent Directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Charter and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

Maryland Business Combination Act

The Maryland Business Combination Act will not be applicable to the Fund as a closed-end investment company unless and until its Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to a “business combination” with any person who has become an interested stockholder before the time that the resolution is adopted. Under the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

66 2⁄3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s Common Stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The Maryland Business Combination Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Maryland Control Share Acquisition Act

The Maryland Control Share Acquisition Act will not be applicable to the Fund as a closed-end investment company unless and until its Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to any person who has become a holder of control shares before the time that the resolution is adopted. The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

The Maryland Control Share Acquisition Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

REPURCHASE OF FUND SHARES

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their Common Stock. Instead, liquidity will be provided through trading in the open market.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market but is under no obligation to do so.

On November 16, 2015, the Fund announced that the Fund’s Board of Directors had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding Common Stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of Common Stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2017, the Fund did not repurchase any shares.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The discussion below and disclosure in the SAI provide a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of our Common Stock as of the date hereof. Except where noted, this summary deals only with Common Stock offered pursuant to this Prospectus and held as a capital asset. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a holder of our Common Stock if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding our Common Stock as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes;

•	a controlled foreign corporation;

•	a passive foreign investment company;

•	a person required to accelerate the recognition of any item of gross income with respect to our Common Stock as a result of such income being recognized on an applicable financial statement;

•	a U.S. expatriate; or

•	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of our Common Stock that is for United States federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of our Common Stock that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below. If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding our Common Stock should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of our Common Stock should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Taxation of the Fund

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the rate applicable to corporations. Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund’s payment of corporate income tax could materially reduce the amount of cash available for the Fund to make distributions on its stock. In addition, distributions to stockholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are taxed as partnerships for United States federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, it is possible that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this is not the case, the Fund will have a larger corporate income tax expense, which would result in less cash available to distribute to Common Stockholders.

U.S. Holders

The following is a summary of certain United States federal income tax consequences that will apply to holders of Common Stock that are U.S. Holders.

Taxation of Dividends

The gross amount of distributions by the Fund in respect of Common Stock will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for non-corporate U.S. Holders (including individuals).

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the Common Stock (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Stock), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Stock for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, it is possible that the distributed cash from the MLPs in its portfolio during certain years will exceed the Fund’s earnings and profits. Thus, it is possible that only a portion of the Fund’s distributions will be treated as dividends to its Common Stockholders for United States federal income tax purposes, although no assurance can be given in this regard. It should be noted that in recent years the Fund has had significant amounts of current earnings and profits by reason of the sale of MLP units at a gain, such that significant portions of the Fund’s distributions to Common Stockholders have been treated as dividends rather than a return of capital. There can be no assurance that this trend will not continue in the future or that any distributions to Common Stockholders will be treated as a return of capital.

Because of the Fund’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Taxation of Capital Gains

A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other disposition of Common Stock in an amount equal to the difference between the amount realized for the Common Stock and the holder’s adjusted tax basis in such Common Stock. Generally, a U.S. Holder’s adjusted tax basis in its Common Stock will be equal to the cost of the holder’s Common Stock, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of Common Stock and the proceeds from the sale, exchange or other disposition of Common Stock that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 24%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to holders of Common Stock that are non-U.S. Holders.

Taxation of Dividends

The gross amount of distributions by the Fund in respect of Common Stock will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Stock, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” it is possible that only a portion of the Fund’s distributions to its Common Stockholders will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”

Taxation of Capital Gains

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the sale or other disposition of Common Stock unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes and certain other conditions are met.

A non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the gain derived from the sale or other disposition in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. In addition, if any non-U.S. Holder described in the first bullet point immediately above is a foreign corporation, the gain realized by such non-U.S. Holder may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a 30% (or such lower rate as may be specified by an applicable income tax treaty) tax on the gain derived from the sale or other disposition, which gain may be offset by United States source capital losses, even though the individual is not considered a resident of the United States.

Generally, a corporation is a “United States real property holding corporation” if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for United States federal income tax purposes). The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. However, with respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Stock is regularly traded on an established securities market (such as the NYSE) during the calendar year in which the sale or other disposition occurs, only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly, as determined under applicable attribution rules of the Code) of the Fund’s Common Stock will be subject to United States federal income tax on the sale or other disposition of such Common Stock.

Information Reporting and Backup Withholding

Payors must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Stock within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends paid on the Common Stock and, for a disposition of Common Stock occurring after December 31, 2018, the gross proceeds from such disposition, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code and whether such foreign financial institution is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner which avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code and whether such non-financial foreign entity is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Non-U.S. Holders—Taxation of Dividends,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. Holders should consult their tax advisor regarding this legislation and whether it may be relevant to their ownership and disposition of the Fund’s Common Stock.

Medicare Tax on Net Investment Income

The Code generally imposes a Medicare tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to our Common Stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our Common Stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Stockholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because the Fund is a corporation for United States federal income tax purposes, an owner of Common Stock will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership of Common Stock is debt-financed. In general, a tax-exempt investor’s Common Stock would be debt-financed if the tax-exempt investor incurs debt to acquire Common Stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if its Common Stock had not been acquired.

Other Taxation

The Fund’s Common Stockholders may be subject to alternative minimum tax, state, local and foreign taxes on distributions they receive. Common Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION

We may sell our Common Stock from time to time under this Prospectus and any related Prospectus Supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

Our securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. Our securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The Prospectus Supplement will describe the method of distribution of our securities offered therein.

Each Prospectus Supplement relating to an offering of our securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a Prospectus Supplement.

Distribution Through Agents

We may offer and sell our securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase our securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this Prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a Prospectus Supplement.

Distribution Through Underwriters

We may offer and sell our securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell our securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of our securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase our securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Prospectus Supplement will describe the method of reoffering by the underwriters. The Prospectus Supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares of our securities at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the Prospectus Supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell our securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of our securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell our securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable Prospectus Supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable Prospectus Supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable Prospectus Supplement will describe the commission payable for solicitation of those contracts.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Stock. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our securities on the NYSE in accordance with Regulation M under the Securities Exchange Act of 1934, as amended, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the Common Stock. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the securities not yet issued as of the date of this Prospectus. The place and time of delivery for the offered securities in respect of which this Prospectus is delivered are set forth in the accompanying Prospectus Supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Dividend Reinvestment Plan

We may issue and sell shares of Common Stock pursuant to our Plan.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, stockholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

LEGAL OPINIONS

Certain legal matters in connection with the securities will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Morrison & Foerster LLP.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT

(to Prospectus dated            , 2018)

ClearBridge Energy MLP Fund Inc.

Up to              Shares of

Common Stock

We are a non-diversified, closed-end management investment company that began investment activities on June 24, 2010 following our initial public offering. Our investment objective is to provide a high level of total return with an emphasis on cash distributions. On August 17, 2018, the Fund announced that the Board of Directors of the Fund had approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be ClearBridge MLP and Midstream Fund Inc. In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs. This Prospectus Supplement, together with the accompanying Prospectus dated             , 2018, sets forth the information that you should know before investing.

Our currently outstanding shares of Common Stock are, and the shares of Common Stock offered by this Prospectus Supplement and accompanying Prospectus, subject to notice of issuance, will be, listed on the NYSE under the symbol “CEM.” The last reported sale price of our Common Stock on     , 2018 was $     per share. The net asset value per share of our Common Stock at the close of business on     , 2018 was $    .

You should read this Prospectus Supplement and the accompanying Prospectus (which includes a Statement of Additional Information, dated             , 2018 (the “SAI”), incorporated by reference in its entirety therein, containing additional information about us, which has been filed with the Securities and Exchange Commission (“SEC”)), before deciding whether to invest and retain it for future reference. You may request a free copy of the SAI (the table of contents of which is on page 106 of the accompanying Prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 49th Floor, New York, NY 10018 or visiting the Fund’s website (http://www.lmcef.com). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investing in the Fund’s Common Stock involves certain risks. See “Risks” beginning on page 64 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds, after expenses, to the Fund(3)	$	$

[We have granted the underwriters an option to purchase up to an additional shares of our Common Stock at the public offering price, less the underwriting discount, to cover over-allotments, if any, within days from the date of this Prospectus Supplement. If the underwriters exercise the option in full, the total underwriting discount will be $            , and the proceeds, before expenses, to us will be $            .]

[Underwriter(s)]

This Prospectus Supplement is dated            , 2018.

(continued on following page)

(continued from previous page)

The Fund’s Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

Prospectus Supplement

Prospectus

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This Prospectus Supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference in the Prospectus. The Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the Prospectus or Prospectus Supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this Prospectus Supplement and the accompanying Prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and the SAI. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this Prospectus Supplement and the accompanying Prospectus, including the risks outlined under “Risks” in the accompanying Prospectus, will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and midstream entities in which we invest to achieve their objectives, the timing and amount of distributions and dividends from the MLPs and midstream entities in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this Prospectus Supplement, the accompanying Prospectus or the SAI are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. The forward-looking statements in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this prospectus supplement (the “Prospectus Supplement”) and the accompanying prospectus (the “Prospectus”). This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our common stock (the “Common Stock”). You should read carefully the entire Prospectus Supplement, the accompanying Prospectus, including the section entitled “Risks,” the statement of additional information incorporated by reference into the Prospectus (the “SAI”) and the financial statements and related notes, before making an investment decision.

The Fund	ClearBridge Energy MLP Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company. Our investment objective is to provide a high level of total return with an emphasis on cash distributions.

We began investment activities in June 2010 following our initial public offering. As of , 2018, we had approximately million shares of Common Stock outstanding, net assets attributable to our Common Stock of approximately $ billion and total assets of approximately $ billion.

Recent Developments	On August 17, 2018, the Fund announced that the Board of Directors of the Fund has approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be ClearBridge MLP and Midstream Fund Inc. The Fund’s shares of common stock will continue to trade under its existing New York Stock Exchange symbol “CEM”.

In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs. The name change and investment policy amendment should allow additional investment flexibility by permitting greater investments in midstream entities organized as C corporations. Management does not anticipate any material change in the portfolio construction in the near term because of these changes.

The Adviser	Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”) is the Fund’s investment manager. LMPFA, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), is a registered investment adviser and supervises the day-to-day management of the Fund’s portfolio by ClearBridge Investments, LLC (“ClearBridge”). As of , 2018, LMPFA’s total assets under management were approximately $ billion. Legg Mason is a global asset management firm. As of , 2018, Legg Mason’s asset management operations had aggregate assets under management of approximately $ billion.

The Subadviser

ClearBridge is the Fund’s subadviser. ClearBridge, a wholly-owned subsidiary of Legg Mason, is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and

LMPFA. As of , 2018, ClearBridge’s total assets under management were approximately $ billion.

The Offering	Common Stock offered: shares

Shares outstanding after the offering: shares

Shares outstanding after the offering: shares

Risks	See “Risks” beginning on page 64 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Stock.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of                        (except as noted below).

SHAREHOLDER TRANSACTION EXPENSES
Sales Load		%
Offering Expenses Borne by the Fund (as a percentage of offering price)		%(1)
Dividend Reinvestment Plan Fees	None	(2)
TOTAL TRANSACTION EXPENSES (as a percentage of offering price)		%

Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(3)
ANNUAL EXPENSES
Management Fees(4)		%
Interest Payment on Borrowed Funds(5)		%
Dividends on Preferred Stock(6)		%
Other Expenses(7)		%

Annual Expenses (exclusive of current and deferred income tax expense)		%
Current/Deferred Income Tax Expense(8)		%

TOTAL ANNUAL EXPENSES (including current and deferred income tax expense)		%

(1)	Offering expenses payable by the Fund will be deducted from the Proceeds, before expenses, to the Fund.
(2)

Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined in the accompanying Prospectus) to sell Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan” in the accompanying Prospectus.

(3)	Based upon net assets applicable to Common Stock as of .
(4)

LMPFA receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of            % of its Managed Assets (after their issuance). If the Fund were to use financial leverage in excess of            % of its Managed Assets, the management fees shown would be higher.

(5)

Based on the Fund’s outstanding Borrowings as of            of $            million, which represented financial leverage of            % of the Fund’s Managed Assets. The expenses and rates associated with leverage may vary as and when Borrowings are made.

(6)	Based on the Fund’s Preferred Stock as of of $ million and the dividend rates in effect as of such date.
(7)	Estimated based on amounts incurred in the period ended .
(8)	For the period ended , we recorded $ of current/deferred income tax expense. The Fund has recorded a deferred income tax expense in prior years and may record such expense in future years.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Stock, assuming (1) “Total annual expenses” of % of net assets attributable to Common Stock (which assumes the Fund’s use of leverage in an aggregate amount equal to     % of the Fund’s Managed Assets), (2) the sales load of $ per share of Common Stock and estimated offering expenses of $ per share of Common Stock, and (3) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

*

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the shares of Common Stock that we are offering will be approximately $                million, after deducting the underwriting discount and estimated offering expenses payable by us. If the underwriters exercise their over-allotment option in full, we estimate that our net proceeds from this offering will be approximately $                million, after deducting the underwriting discount and estimated offering expenses payable by us.

We intend to use the net proceeds of the offering from selling shares of our Common Stock to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes.

Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce our distribution to holders of our Common Stock (“ Common Stockholders”).

CAPITALIZATION

The following table sets forth our capitalization (i) as of , 201[    ] and (ii) as adjusted to give effect to the issuance of the common shares offered hereby. As indicated below, Common Stockholders will bear the offering costs associated with this offering.

	Actual	As Adjusted
(Unaudited)
Cash
Total Debt:
Senior Secured Notes
Loan Payable

Preferred Stock:
Mandatory Redeeamble Preferred Stock ($0.001 par value, $100,000 liquidation preference per share, no shares issued and outstanding (actual), [ ] shares issued and outstanding (as adjusted))

Net Assets:
Common Stock ($0.001 par value, 100,000,000 shares authorized, shares issued and outstanding (actual), shares issued and outstanding (as adjusted) and issued and outstanding (as further adjusted))
Paid-in capital in excess of par value
Accumulated net investment loss, net of income taxes
Accumulated net realized gain on investments, net of income taxes
Net unrealized gains on investments, net of income taxes

Total Net Assets

DISTRIBUTIONS

We have paid distributions to Common Stockholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our Common Stockholders, percentage participation by Common Stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of Common Stock as a result of such participation (the information in the table is unaudited). This information supplements information set forth in the accompanying Prospectus under “Distributions.”

Distribution Payment Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program	Additional Shares of Common Stock Issued through Dividend Reinvestment Program

Under normal circumstances, the Fund intends to continue to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses. The Fund intends to continue to make distributions quarterly.

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all of such Common Stockholder’s distributions, including any capital gains distributions on Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” in the accompanying Prospectus.

MARKET AND NET ASSET VALUE INFORMATION

The following information supplements the information contained under corresponding headings in the accompanying Prospectus or related Statement of Additional of Information.

The Fund’s currently outstanding Common Stock is listed on the NYSE under the symbol “CEM.” Our Common Stock commenced trading on the NYSE on                .

Our Common Stock has traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although our Common Stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the Common Stock will not trade at a discount in the future. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risks—Market Discount from Net Asset Value Risk” in the accompanying Prospectus.

The following table sets forth for each of the periods indicated the range of high and low closing sale prices of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our shares were trading. This information supplements information set forth in the accompanying Prospectus under “Market and Net Asset Value Information.” Net asset value is generally determined on each business day that the NYSE is open for business. See “Net Asset Value” in the accompanying prospectus for information as to the determination of our net asset value.

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/(Discount) of Quarter-End Sale Price to Net Asset Value(2)
Fiscal Year 201[ ]

On                , the last reported sale price of our Common Stock on the NYSE was $                , which represented a discount of approximately                % to the net asset value per share reported by us on that date.

As of                 , we had approximately                million shares of Common Stock outstanding and we had net assets attributable to Common Stockholders of approximately $                billion.

UNDERWRITING/PLAN OF DISTRIBUTION

[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS

Certain legal matters in connection with our Common Stock will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York, and for the underwriters by                . Simpson Thacher & Bartlett LLP and                may rely as to certain matters of Maryland law on the opinion of Morrison & Foerster LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights for the fiscal year ended 2017 appearing in the accompanying Prospectus and the SAI have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Fund, as stated in their report dated January 23, 2018. The information for the years prior to the fiscal year ended 2017 was audited by KPMG LLP, the Fund’s prior independent registered public accounting firm. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended, and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. Our most recent shareholder report filed with the SEC is for the period ended                . Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549

This Prospectus Supplement and the accompanying Prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Shares

Common Stock

PROSPECTUS SUPPLEMENT

[Underwriter(s)]

            , 201

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated September 19, 2018

CLEARBRIDGE ENERGY MLP FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

ClearBridge Energy MLP Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company.

This Statement of Additional Information relating to the Fund’s common stock (“Common Stock”), which we also refer to as our securities, does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                , 2018, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s securities, and investors should obtain and read the Fund’s Prospectus prior to purchasing such securities. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at 620 Eighth Avenue, 49th Floor, New York, NY 10018 or by visiting the Fund’s website (http://www.lmcef.com). The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                , 2018.

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INVESTMENT OBJECTIVE

On August 17, 2018, the Fund announced that the Board of Directors of the Fund had approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be “ClearBridge MLP and Midstream Fund Inc.”

In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs.

There can be no assurance that the Fund will achieve its investment objective or earn a return on its assets, and you could lose some or all of your investment.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objective, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without stockholder approval. Except with respect to the Fund’s ability to borrow under subparagraph (7) below, if a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

(1) issue senior securities, except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(2) make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities;

(4) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to industries in the energy sector and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(5) purchase or sell real estate or interests therein other than corporate securities secured by real estate or interests therein;

(6) purchase or sell commodities, commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority; and

(7) borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

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The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (2) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (3) above, a technical provision of the 1933 Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (3) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of applying the limitation set forth in subparagraph (4) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Fund’s performance would be largely dependent on that industry’s performance. The Fund will invest at least 25% of the value of its total assets in industries in the energy sector. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of energy issuers).

With respect to the limitation regarding the purchase or sale of commodities, commodity futures contracts or commodity options set forth in subparagraph (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (7) above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering credit default swaps or futures contracts, engaging in short sales and writing options on portfolio

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securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

Except with respect to the Fund’s ability to borrow under subparagraph (7) above, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by ClearBridge Investments, LLC (“ClearBridge”) to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until ClearBridge determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, ClearBridge will treat the security as being in the highest rating category.

The Fund has neither sought nor obtained, nor does it currently intend to seek, any exemptive relief from the SEC.

The Fund may not change its policy to invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities unless it provides stockholders with at least 60 days’ written notice of such change.

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INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Prospectus.

On August 17, 2018, the Fund announced that the Board of Directors of the Fund had approved a change to the Fund’s name. Effective on or about October 22, 2018, the Fund’s name will be ClearBridge MLP and Midstream Fund Inc.

In addition, also effective on or about October 22, 2018, under normal market conditions the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. Currently, the Fund’s investment policy provides that at least 80% of its Managed Assets be invested in energy MLPs.

For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The Fund may also invest up to 20% of its Managed Assets in other securities that are not energy MLPs or midstream entities.

“Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding.

For as long as “MLP” and “Midstream” are in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy MLPs and energy midstream entities. The Fund may not change its policy to invest at least 80% of its managed assets in energy MLPs and energy midstream entities unless it provides stockholders with at least 60 days’ written notice of such change.

Portfolio Composition

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for United States federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”).

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxides. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some

4

percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for United States federal income tax purposes and the expected character of their income, MLPs generally do not pay United States federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors. For a further discussion of the United States federal income tax consequences relating to the MLPs, see “Certain United States Federal Income Tax Considerations.”

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distributions (“MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

Midstream entities in the energy sector can generally be classified into the following categories:

Pipeline Midstream Entities. Pipeline midstream entities are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline midstream entities also may operate ancillary businesses such as storage and marketing of such products. Pipeline midstream entities derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its contract structure and government-regulated nature. In addition, most pipeline midstream entities have limited direct commodity price exposure because they do not own the product being shipped.

Processing Midstream Entities. Processing midstream entities are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing midstream entities derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing Entities. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be

5

impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production Entities (“E&P”). E&P includes entities that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P entities’ cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Propane Entities. Propane entities are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the Clean Air Act or other laws, regulations or trends have on coal end-users.

Marine Shipping Entities. Marine shipping entities are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping entities derive revenue from charging customers for the transportation of these products utilizing the entities’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth due to higher commodity prices.

Midstream entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

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MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Non-MLPs

The Fund may also invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Securities

MLP Equity Securities

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE and the NASDAQ Stock Market (the “NASDAQ”). The Fund typically purchases such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

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MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund typically purchases outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed on an exchange or publicly traded. The Fund typically purchases MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other Equity Securities

The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units generally have similar features as MLP common units in terms of voting rights and distribution but often may be subordinated in liquidation rights. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares (which are generally tax-free) in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. For purposes of the Fund’s 80% policy, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

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Non-MLP Equity Securities

The Fund also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

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Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but does so only if such equity securities are deemed appropriate by ClearBridge for inclusion in the Fund’s portfolio.

Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund does not intend to invest more than 15% of its net assets in issuers that are excluded from the definition of “investment company” by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

Royalty Trusts

The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Debt Securities

The Fund may invest in debt securities. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent the Fund invests in auction rate securities, the Fund will be subject to certain risks associated with participating in an auction, including the risk that an auction may fail and the Fund may lose its investment. The Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P or Fitch), commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated Ba1/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB-or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently,

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bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

If a security satisfies the Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, ClearBridge will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Securities Rated Below Investment Grade (High Yield or Junk Bonds)

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.

The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Below Investment Grade (High Yield) Securities Risk” in the Prospectus.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

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Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current United States federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. ClearBridge monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

U.S. Government Obligations

Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities includes the following features and conditions. The borrower of the securities deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund invests the cash collateral in short-term

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debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund receives a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These are “demand” loans and may be terminated by the Fund at any time. The Fund receives any dividends and interest paid on the securities lent and the loans are structured to assure that the Fund is able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

The Board of Directors of the Fund has determined that Rule 144A securities may be considered liquid securities if so determined by ClearBridge. ClearBridge has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, ClearBridge may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. ClearBridge monitors Fund investments in Rule 144A securities and considers appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Short Sales

The Fund may engage in short sales for investment and risk management purposes, including when ClearBridge believes an investment will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that ClearBridge believes are attractive. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any coupon or interest that accrues on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

During the period of the short sale, the Fund may be required to maintain the short sale proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund may also be required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

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The Fund may purchase and sell stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, futures contracts, indexes and other financial instruments; enter into forward transactions, equity or debt swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that ClearBridge determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures.

The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (“CFTC”)), and Derivatives involving futures contracts and options on futures contracts are purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter,

(i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

(ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent ClearBridge’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, uses futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon is in all cases consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract typically requires the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) does not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) does not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities or fixed income instruments or on futures contracts on securities or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities

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convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund limits its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund limits its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund limits its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

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Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. The Fund generally only enters into OTC options that have cash settlement provisions, although it is not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, ClearBridge must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund enters into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that ClearBridge deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund receives the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

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The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Swaps, Caps, Floors and Collars. The Fund may enter into interest rate swaps and purchase or sell related caps, floors and collars. The Fund enters into these transactions primarily for hedging purposes and not as a speculative investment. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that the interest rate exceeds a predetermined interest rate. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that the interest rate falls below a predetermined interest rate. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent ClearBridge’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are generally small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Use of Leverage” in the Prospectus.

Options Risk. To the extent the Fund writes covered call options, the Fund loses the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by us, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

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As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when ClearBridge deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps could enhance or harm the overall performance of the Common Stock. To the extent interest rates decline, the value of the interest rate swap could decline and could result in a decline in the net asset value of the Common Stock. In addition, if short-term interest rates are lower than its fixed rate of payment on the interest rate swap, the swap will reduce its net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of its portfolio assets being hedged or the increase in its cost of leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk” in the Prospectus.

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by the Fund requires, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate

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them. A call option on securities written by the Fund, for example, requires the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index requires the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund requires the Fund to segregate liquid high grade debt obligations equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options generally provides for cash settlement, although the Fund is not required to do so. As a result, when the Fund sells these instruments it segregates an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund segregates an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement are treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund segregates with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and

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securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

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Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. For a discussion of the United States federal income tax consequences applicable to foreign investors, see “Certain United States Federal Income Tax Considerations—Non-U.S. Holders.”

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Other Investment Companies

The Fund may, but has no current intention to, invest in securities of other open- or closed-end investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its securities, during periods when there is a shortage of attractive securities available in the market, or when ClearBridge

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believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by ClearBridge or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. ClearBridge takes expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and are therefore subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares is more volatile and the yield to stockholders tends to fluctuate more than the yield generated by unleveraged shares. The Fund has neither sought nor obtained, nor does it currently intend to seek, any exemptive relief from the SEC.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period

During the period in which the net proceeds of an offering of Common Stock are being invested, the proceeds from the issuance of Preferred Stock, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which LMPFA or ClearBridge determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. LMPFA’s or ClearBridge’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper are limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are

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direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. ClearBridge considers the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and continuously monitors the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

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MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors is classified, with respect to the time for which Directors severally hold office, into three classes—Class I, Class II and Class III, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following the year of their election or the election and qualification of their successors. The terms of office of Class I directors, Class II directors and Class III directors expire at the 2020, 2021 and 2019 Annual Meeting of Stockholders, respectively. Under the terms of the Fund’s charter, the preferred stockholders are entitled as a class, to the exclusion of the Common Stockholders, to elect two Directors of the Fund (the “Preferred Stock Directors”). Daniel P. Cronin and Jane Trust have been designated as the Preferred Stock Directors.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTORS:
Jane Trust, CFA Born 1962	Chairman, President and Chief Executive Officer	Since 2015 Class II	Senior Managing Director of Legg Mason & Co. (since 2018); formerly, Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	139	None

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Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
NON-INTERESTED DIRECTORS
Robert D. Agdern Birth Year: 1950	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2015 Class III	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002-2016); Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC)	25	None

Carol L. Colman Birth Year: 1946	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class I	President, Colman Consulting Co.	25	None

Daniel P. Cronin Birth Year: 1946	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class I	Retired; formerly, Associate General Counsel, Pfizer, Inc.	25	None

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Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Paolo M. Cucchi Birth Year: 1941	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class I	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)	25	None

Leslie H. Gelb Birth Year: 1937	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class II	President Emeritus (since 2003), formerly Senior Board Fellow (2003-2015) and President (prior to 2003) of The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	25	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates
William R. Hutchinson Birth Year: 1942	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class II	President, W.R. Hutchinson & Associates Inc. (consulting)	25	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

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Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Eileen A. Kamerick Birth Year: 1958	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2013 Class III	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	25	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Dr. Riordan Roett Birth Year: 1938	Director and Member of Audit, Nominating, Compensation, Pricing and Valuation Committees	Since 2010 Class III	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	25	None

*	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of LMPFA and certain of its affiliates.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chairman of the Fund, Legg Mason & Co. LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor, New York, NY 10018.

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(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another highly regulated financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of another highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, ClearBridge, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Corporate Governance and Nominating Committee (the “Nominating Committee”), Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended November 30, 2017, the Board of Directors held four regular meetings and two special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

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Each of the Audit Committee, the Nominating Committee, Compensation Committee and Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, ClearBridge or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. Jane Trust serves as Chairman of the Board. Ms. Trust is an “interested person” of the Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including ClearBridge, the Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met two times during the fiscal year ended November 30, 2017. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the fiscal year ended November 30, 2017. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

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The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended November 30, 2017.

Compensation Committee

The Fund’s Compensation Committee is composed of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cucchi serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee met once during the fiscal year ended November 30, 2017. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

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Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2017.

Name of Director	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1) ($)
Non-Interested Directors:
Robert D. Agdern	C	E
Carol L. Colman	C	E
Daniel P. Cronin	D	E
Paolo M. Cucchi	A	D
Leslie H. Gelb	A	A
William R. Hutchinson	A	E
Eileen Kamerick	C	E
Dr. Riordan Roett	A	B

Interested Director:
Jane Trust	A	E

Key:	A: none, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: over $100,000.

(1)

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

None of the disinterested Directors nor their family members owned beneficially or of record securities issued by LMPFA, ClearBridge, or any person directly or indirectly controlling, controlled by, or under common control with LMPFA or ClearBridge as of December 31, 2017.

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The members of the Board who are not “interested persons,” as defined in the 1940 Act, receive an annual fee, a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are “interested persons,” as defined in the 1940 Act, and the Fund’s officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Director Compensation

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended November 30, 2017 and the total compensation paid to each Director during the calendar year ended December 31, 2017. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended November 30, 2017 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Director	Aggregate Compensation from the Fund for Fiscal Period Ended 11/30/17	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/17
Non-Interested Directors:(2)
Robert D. Agdern	$31,621	$264,000
Carol L. Colman	35,301	294,000
Daniel P. Cronin	35,047	292,000
Paolo M. Cucchi	33,201	277,000
Leslie H. Gelb	33,455	279,000
William R. Hutchinson	39,579	329,000
Eileen A. Kamerick(3)	37,134	309,000
Dr. Riordan Roett	33,455	279,000

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Non-Interested Director currently holds 25 investment company directorships within this Fund Complex.

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Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth Year: 1970	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth Year: 1969	Chief Compliance Officer	Since 2017	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1978	Identity Theft Prevention Officer	Since 2010	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011)

Jennifer S. Berg Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth Year: 1973	Treasurer	Since 2018	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2010	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004)

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Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2010	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Jeanne M. Kelly Legg Mason & Co. 620 Eighth Ave, 49th Floor New York, NY 10018 Birth Year: 1951	Senior Vice President	Since 2010	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

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INVESTMENT MANAGER

Investment Manager and Subadviser

The Fund retains Legg Mason Partners Fund Advisor, LLC (“LMPFA”) to act as its investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason. LMPFA serves as the investment manager to numerous individuals and institutions and other investment companies. The investment management agreement (the “Management Agreement”) between LMPFA and the Fund provides that LMPFA will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund’s Board and the objective and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, LMPFA supervises the day-to-day management of the Fund’s portfolio by ClearBridge. In addition, LMPFA performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (4) maintaining the Fund’s existence and (5) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Under the investment management agreement, the Fund pays an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

Advisory Fee.

	Fiscal Year or Period Ended November 30,
	2017	2016	2015	2014	2013
The Fund paid LMPFA approximate fees of	$16,079,150	$15,609,234	$24,486,153	$24,594,558	$21,958,243

Pursuant to a sub-advisory agreement, LMPFA has delegated the day-to-day portfolio management of the Fund to ClearBridge (the “Sub-Advisory Agreement”). ClearBridge is a wholly-owned subsidiary of Legg Mason. Investment decisions for the Fund are made independently from those of other funds or accounts managed by ClearBridge. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objective, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Each of the Management Agreement and the Sub-Advisory Agreement had an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund’s Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Board with such disinterested Directors casting votes in person at a meeting called for such purpose. The Board or the holders of a majority of the Fund’s shares may terminate the Management Agreement on sixty days’ written notice without penalty and LMPFA may terminate the agreement on ninety days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to ClearBridge, or by ClearBridge upon not less than 90 days’ written notice to the Fund and LMPFA, and will be terminated upon the mutual written consent of LMPFA and ClearBridge. The Sub-Advisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act).

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Under the terms of the Management Agreement and the Sub-Advisory Agreement, neither LMPFA nor ClearBridge, will be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of LMPFA or ClearBridge, as the case may be, or from reckless disregard by them of their obligations and duties under the relevant agreement.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, LMPFA and ClearBridge have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund, LMPFA, and ClearBridge are on file with the SEC. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents , which may be obtained after paying a duplicating fee, to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or ClearBridge, the Fund’s Board has delegated proxy voting discretion to LMPFA and/or ClearBridge, believing that LMPFA, and/or ClearBridge should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Fund to ClearBridge through the Sub-Advisory Agreement. ClearBridge uses its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of ClearBridge to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by ClearBridge to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of ClearBridge (or its affiliates if such conflict is known to persons responsible for voting at ClearBridge) and the Fund, the Board of Directors of ClearBridge shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that ClearBridge votes proxies. ClearBridge shall be responsible for gathering relevant documents and records related to proxy voting from ClearBridge and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s proxy voting policy is attached as Appendix B hereto. ClearBridge’s proxy voting policy is attached as Appendix C hereto. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (1) by calling 888-777-0102, (2) on the Fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

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PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories, as of November 30, 2017: registered investment companies, other pooled investment vehicles and other accounts. None of these accounts have fees based on performance.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Michael Clarfeld	Other Registered Investment Companies	8	$10.3 billion	None	None
	Other Pooled Vehicles	2	$490 million	None	None
	Other Accounts	32,864	$10.4 billion	None	None
Chris Eades	Other Registered Investment Companies	4	$1.9 billion	None	None
	Other Pooled Vehicles	1	$400 million	None	None
	Other Accounts	2	$7 million	None	None
Richard Freeman	Other Registered Investment Companies	9	$17.6 billion	None	None
	Other Pooled Vehicles	3	$2.3 billion	None	None
	Other Accounts	76,394	$24.9 billion	None	None
Peter Vanderlee	Other Registered Investment Companies	9	$11.1 billion	None	None
	Other Pooled Vehicles	6	$1.7 billion	None	None
	Other Accounts	34,823	$10.9 billion	None	None

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

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Base Salary Compensation

Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation

In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

○

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

○

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties.

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Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Portfolio Manager Securities Ownership

The portfolio managers held the following amounts of securities of the Fund as of November 30, 2017.

Portfolio Manager	Dollar Range of Securities Beneficially Owned ($)
Michael Clarfeld	50,001—100,000
Chris Eades	10,001—$50,000
Richard A. Freeman	500,001—$1 million
Peter Vanderlee	10,001—$50,000

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies as may be established by the Board from time to time, ClearBridge is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

Pursuant to the Management Agreement and the Sub-advisory Agreement, each of LMPFA and ClearBridge is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of LMPFA and ClearBridge in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which LMPFA, ClearBridge or their affiliates exercise investment discretion. LMPFA and ClearBridge are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if LMPFA or ClearBridge, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists LMPFA or ClearBridge in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to LMPFA or ClearBridge in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that LMPFA or ClearBridge, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. LMPFA and ClearBridge may also have arrangements with brokers pursuant to which such brokers provide research services to LMPFA or ClearBridge, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, LMPFA and ClearBridge do not believe that the receipt of such brokerage and research services significantly reduces its expenses as LMPFA or ClearBridge, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to LMPFA or ClearBridge by brokers that effect securities transactions for the fund may be used by LMPFA or ClearBridge, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to LMPFA or ClearBridge by brokers who effect securities transactions for other investment companies and accounts which LMPFA or ClearBridge manages may be used by LMPFA or ClearBridge, as applicable, in servicing the Fund. Not all of these research services are used by the LMPFA or ClearBridge in managing any particular account, including the Fund.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the LMPFA’s or ClearBridge’s other clients. Investment decisions for the Fund and for LMPFA’s or ClearBridge’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the

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investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the Fund and for other portfolios managed by LMPFA or ClearBridge, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and their stockholders.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of Common Stock outstanding.

The Fund’s securities are valued in accordance with procedures approved by the Board. Under the procedures, equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The Fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the Fund does not price its shares.

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed to be unreliable, the market price may be determined by using quotations from one or more broker/dealers. When such prices or quotations are not available, or when believed to be unreliable, securities may be priced using fair value procedures approved by the Board of Directors. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indexes, yield curves and other specific adjustments to determine fair value. The Fund may also use fair value

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procedures if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to it may reduce the Fund’s deferred tax assets and could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

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GENERAL INFORMATION

Certain Provisions in the Articles of Incorporation and By-Laws

The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. As described more completely in the Prospectus, starting with the first annual meeting of stockholders, the Articles divide the Directors into three classes of approximately equal size. As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board. In addition, the By-Laws require that stockholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of stockholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of stockholders unless they have provided such advance notice to the Fund.

REPURCHASE OF FUND SHARES; CONVERSION TO AN OPEN-END FUND

Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding Common Stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2017, the Fund did not repurchase any shares.

If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of our Common Stock as of the date hereof. Except where noted, this summary deals only with Common Stock offered pursuant to the Prospectus and held as a capital asset. This

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summary does not represent a detailed description of the United States federal income tax consequences applicable to a Common Stockholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding our Common Stock as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes;

•	a controlled foreign corporation;

•	a passive foreign investment company;

•	a person required to accelerate the recognition of any item of gross income with respect to our Common Stock as a result of such income being recognized on an applicable financial statement;

•	a U.S. expatriate; or

•	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of our Common Stock that is for United States federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of our Common Stock that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below. If a partnership (or other entity treated as a partnership for United States federal income tax purposes) holds our Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding our Common Stock should consult their tax advisors.

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This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of our Common Stock should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Taxation of the Fund

The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the rate applicable to corporations. Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund’s payment of corporate income tax could materially reduce the amount of cash available for the Fund to make distributions on its stock. In addition, distributions to stockholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a regulated investment company under the Code. However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

Certain of the Fund’s Investments

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. The Fund intends to invest in MLPs that satisfy (and references in this discussion to MLPs include only those MLPs that satisfy) these requirements. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real property rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gains derived from mineral or natural resources (including energy related) activities, including the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels (including alcohol, biodiesel and alternative fuels).

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for United States federal income tax purposes. A corporation is required to pay United States federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay United States federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for United States federal income tax purposes if they meet the income requirements discussed above. In such case, no United States federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss and deductions are generally allocated among all

47

the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—at the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for United States federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, it is possible that the cash distributions the Fund will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this is not the case, the Fund will have a larger corporate income tax expense, which would result in less cash available to distribute to Common Stockholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to United States federal income tax at the regular corporate rate. Because the Fund is taxed as a regular corporation it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. In addition, any such gain would generally increase the Fund’s current earnings and profits (if any), thus potentially making it more likely that distributions to Common Shareholders will be treated as dividends rather than a return of capital (as discussed below under “—U.S. Holders—Taxation of Dividends”). The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

Other Investments

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving a corresponding amount cash. If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received from the investments.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions

48

between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Common Stockholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Holders

The following is a summary of certain United States federal income tax consequences that will apply to holders of Common Stock that are U.S. Holders.

Taxation of Dividends

The gross amount of distributions by the Fund in respect of Common Stock will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” eligible for reduced rates of taxation for non-corporate U.S. Holders (including individuals).

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the Common Stock (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the Common Stock), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable Common Stock for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, it is possible that the distributed cash from the MLPs in its portfolio during certain years will exceed the Fund’s earnings and profits. Thus, it is possible that only a portion of the Fund’s distributions will be treated as dividends to its Common Stockholders for United States federal income tax purposes, although no assurance can be given in this regard. It should be noted that in recent years the Fund has had significant amounts of current earnings and profits by reason of the sale of MLP units at a gain, such that significant portions of the Fund’s distributions to Common Stockholders have been treated as dividends rather than a return of capital. There can be no assurance that this trend will not continue in the future or that any distributions to Common Stockholders will be treated as a return of capital.

Because of the Fund’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Distributions with respect to Common Stock will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock pursuant to the Plan.

Taxation of Capital Gains

A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other disposition of Common Stock in an amount equal to the difference between the amount realized for the Common Stock and the holder’s adjusted tax basis in such Common Stock. Generally, a U.S. Holder’s adjusted tax basis in its Common

49

Stock will be equal to the cost of the holder’s Common Stock, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of Common Stock and the proceeds from the sale, exchange or other disposition of Common Stock that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 24%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to holders of Common Stock that are non-U.S. Holders.

Taxation of Dividends

The gross amount of distributions by the Fund in respect of Common Stock will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the Common Stock, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” it is possible that only a portion of the Fund’s distributions to its Common Stockholders will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”

50

Taxation of Capital Gains

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the sale or other disposition of Common Stock unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes and certain other conditions are met.

A non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the gain derived from the sale or other disposition in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. In addition, if any non-U.S. Holder described in the first bullet point immediately above is a foreign corporation, the gain realized by such non-U.S. Holder may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a 30% (or such lower rate as may be specified by an applicable income tax treaty) tax on the gain derived from the sale or other disposition, which gain may be offset by United States source capital losses, even though the individual is not considered a resident of the United States.

Generally, a corporation is a “United States real property holding corporation” if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for United States federal income tax purposes). The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. However, with respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s Common Stock is regularly traded on an established securities market (such as the NYSE) during the calendar year in which the sale or other disposition occurs, only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly, as determined under applicable attribution rules of the Code) of the Fund’s Common Stock will be subject to United States federal income tax on the sale or other disposition of such Common Stock.

Information Reporting and Backup Withholding

Payors must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of Common Stock within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

51

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends paid on the Common Stock and, for a disposition of Common Stock occurring after December 31, 2018, the gross proceeds from such disposition, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code and whether such foreign financial institution is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner which avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code and whether such non-financial foreign entity is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial United States beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Non-U.S. Holders—Taxation of Dividends,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. Holders should consult their tax advisor regarding this legislation and whether it may be relevant to their ownership and disposition of the Fund’s Common Stock.

Medicare Tax on Net Investment Income

The Code generally imposes a Medicare tax on the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends (including dividends paid with respect to our Common Stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our Common Stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Common Stockholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because the Fund is a corporation for United States federal income tax purposes, an owner of Common Stock will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Stock unless its ownership of Common Stock is debt-financed. In general, a tax-exempt investor’s Common Stock would be debt-financed if the tax-exempt investor incurs debt to acquire Common Stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if its Common Stock had not been acquired.

Other Taxation

The Fund’s Common Stockholders may be subject to alternative minimum tax, state, local and foreign taxes on distributions they receive. Common Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

52

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. There is currently no control person of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, an independent registered public accounting firm, provides auditing and limited tax services to the Fund. PricewaterhouseCoopers LLP is located at 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202-1096. KPMG LLP, 345 Park Avenue, New York, NY 10154, served as the Fund’s prior independent registered public accounting firm.

CUSTODIAN

The custodian of the assets of the Fund is The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Stock offered hereby, has been filed by us with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the Prospectus, Prospectus Supplement and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

53

UNAUDITED FINANCIAL STATEMENTS

Schedule of investments (unaudited)

May 31, 2018

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships—133.7%
Crude/Refined Products Pipelines—3.2%
BP Midstream Partners LP	1,576,262	$33,684,719

Diversified Energy Infrastructure—37.7%
Energy Transfer Partners LP	6,236,819	118,437,193
Enterprise Products Partners LP	6,258,768	180,878,395
Genesis Energy LP	3,479,323	76,405,933
Plains GP Holdings LP, Class A Shares	607,751	14,932,442

Total Diversified Energy Infrastructure		390,653,963

Gathering/Processing—29.2%
Antero Midstream Partners LP	443,237	13,407,919
Blueknight Energy Partners LP	53,989	199,759
CNX Midstream Partners LP	1,042,370	19,534,014
DCP Midstream LP	1,422,372	59,611,611
Dominion Energy Midstream Partners LP	305,630	3,912,064
Enable Midstream Partners LP	2,062,737	34,117,670
EnLink Midstream Partners LP	4,590,315	78,494,386
EQT Midstream Partners LP	155,000	8,653,650
Rice Midstream Partners LP	468,000	8,643,960
Tallgrass Energy Partners LP	606,950	26,505,507
Western Gas Partners LP	965,456	49,885,112

Total Gathering/Processing		302,965,652

General Partner—2.1%
Tallgrass Energy GP LP	1,028,720	22,127,767

Global Infrastructure—4.9%
Brookfield Infrastructure Partners LP	1,326,156	50,526,525

Liquids Transportation & Storage—31.0%
Buckeye Partners LP	1,558,350	56,178,518
Enbridge Energy Partners LP	5,264,218	51,852,547
Holly Energy Partners LP	834,872	24,528,539
Magellan Midstream Partners LP	1,307,011	91,360,069
NuStar Energy LP	441,025	10,778,651
PBF Logistics LP	1,413,970	28,350,099
Plains All American Pipeline LP	2,471,926	58,090,261

Total Liquids Transportation & Storage		321,138,684

Natural Gas Transportation & Storage—13.5%
Spectra Energy Partners LP	853,580	25,726,901
TC Pipelines LP	889,544	21,633,710
Williams Partners LP	2,316,480	92,195,904

Total Natural Gas Transportation & Storage		139,556,515

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Oil/Refined Products—9.5%
Andeavor Logistics LP	999,202	$42,865,765
MPLX LP	1,028,846	36,945,860
Shell Midstream Partners LP	827,374	18,524,904

Total Oil/Refined Products		98,336,529

Propane—2.2%
AmeriGas Partners LP	539,552	22,321,266

Shipping—0.4%
Golar LNG Partners LP	231,069	3,875,027

Total Master Limited Partnerships (Cost—$1,201,054,246)		1,385,186,647

	Shares
Common Stocks—23.5%
Energy—21.1%
Oil, Gas & Consumable Fuels—21.1%
ONEOK Inc.	1,831,093	124,807,299
SemGroup Corp., Class A Shares	1,100,280	27,837,084
Targa Resources Corp.	1,361,682	66,218,596

Total Energy		218,862,979

Industrials—2.4%
Transportation Infrastructure—2.4%
Macquarie Infrastructure Corp.	647,210	25,047,027

Total Common Stocks (Cost—$184,728,130)		243,910,006

Total Investments before Short-Term Investments (Cost—$1,385,782,376)		1,629,096,653

	Rate
Short-Term Investments—2.2%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost—$23,488,371)	1.668%	23,488,371	23,488,371

Total Investments*—159.4% (Cost—$1,409,270,747)			1,652,585,024
Mandatory Redeemable Preferred Stock, at Liquidation Value—(5.3)%			(55,000,000)
Liabilities in Excess of Other Assets—(54.1)%			(561,119,326)

Total Net Assets Applicable to Common Shareholders—100.0%			$1,036,465,698

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

See Notes to Financial Statements.

Statement of assets and liabilities (unaudited)

May 31, 2018

Assets:
Investments, at value (Cost—$1,409,270,747)	$1,652,585,024
Income tax receivable	3,376,474
Dividends and distributions receivable	529,799
Interest receivable	33,801
Prepaid expenses	66,256

Total Assets	1,656,591,354

Liabilities:
Senior Secured Notes (net of deferred debt issuance and offering costs of $1,737,363) (Note 6)	368,262,637
Deferred tax liability (Note 9)	117,068,548
Loan payable (Note 5)	73,000,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 550 shares issued and outstanding) (net of deferred offering costs of $767,485) (Note 7)	54,232,515
Interest payable	5,862,794
Investment management fee payable	1,273,676
Distributions payable to Mandatory Redeemable Preferred Stockholders	81,497
Directors’ fees payable	14,474
Accrued expenses	329,515

Total Liabilities	620,125,656

Total Net Assets Applicable to Common Shareholders	$1,036,465,698

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value, 70,414,962 shares issued and outstanding; 100,000,000 shares authorized)	$70,415
Paid-in capital in excess of par value	782,986,955
Accumulated net investment loss, net of income taxes	(99,455,331)
Accumulated net realized gain on investments, net of income taxes	166,562,606
Net unrealized appreciation on investments, net of income taxes	186,301,053

Total Net Assets Applicable to Common Shareholders	$1,036,465,698

Common Shares Outstanding	70,414,962

Net Asset Value Per Common Share	$14.72

See Notes to Financial Statements.

Statement of operations (unaudited)

For the Six Months Ended May 31, 2018

Investment Income:
Dividends and distributions	$64,293,407
Return of capital (Note 1(e))	(55,009,223)

Net Dividends and Distributions	9,284,184
Interest	120,049
Less: Foreign taxes withheld	(6,962)

Total Investment Income	9,397,271

Expenses:
Interest expense (Notes 5, 6 and 7)	7,765,213
Investment management fee (Note 2)	7,557,832
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 7)	1,099,438
Amortization of debt issuance and offering costs (Note 6)	168,123
Directors’ fees	134,793
Audit and tax fees	133,792
Legal fees	107,883
Transfer agent fees	105,853
Amortization of preferred stock offering costs (Note 7)	80,733
Commitment fees (Note 5)	57,090
Franchise taxes	47,369
Fund accounting fees	43,560
Shareholder reports	19,135
Stock exchange listing fees	17,931
Insurance	7,731
Rating agency fees	7,447
Custody fees	6,669
Miscellaneous expenses	67,380

Total Expenses	17,427,972

Net Investment Loss, before income taxes	(8,030,701)

Net current and deferred tax benefit (Note 9)	37,560,439

Net Investment Income, net of income taxes	29,529,738

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain (Loss) From:
Investment transactions	12,560,886
Deferred tax expense (Note 9)	(3,127,642)

Net Realized Gain, net of income taxes	9,433,244

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	61,049,056
Deferred tax benefit (Note 9)	10,502,591

Change in Net Unrealized Appreciation (Depreciation), net of income taxes	71,551,647

Net Gain on Investments, net of income taxes	80,984,891

Increase in Net Assets Applicable to Common Shareholders From Operations	$110,514,629

See Notes to Financial Statements.

Statements of changes in net assets

For the Six Months Ended May 31, 2018 (unaudited) and the Year Ended November 30, 2017	2018	2017
Operations:
Net investment income (loss), net of income taxes	$29,529,738	$(12,952,561)
Net realized gain, net of income taxes	9,433,244	88,577,321
Change in net unrealized appreciation (depreciation), net of income taxes	71,551,647	(153,326,985)

Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	110,514,629	(77,702,225)

Distributions to Common Shareholders From (Note 1):
Dividends	—	(83,933,473)
Return of capital	(49,935,739)	(15,639,641)

Decrease in Net Assets From Distributions to Common Shareholders	(49,935,739)	(99,573,114)

Fund Share Transactions:
Reinvestment of distributions (165,870 and 169,574 shares issued, respectively)	2,348,719	2,558,871

Increase in Net Assets From Fund Share Transactions	2,348,719	2,558,871

Increase (Decrease) in Net Assets Applicable to Common Shareholders	62,927,609	(174,716,468)

Net Assets Applicable to Common Shareholders:
Beginning of period	973,538,089	1,148,254,557

End of period*	$1,036,465,698	$973,538,089

* Includes accumulated net investment loss, net of income taxes, of:	$(99,455,331)	$(128,985,069)

See Notes to Financial Statements.

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$110,514,629
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(65,532,464)
Sales of portfolio securities	54,174,496
Net purchases, sales and maturities of short-term investments	(6,592,938)
Return of capital	55,009,223
Decrease in dividends and distributions receivable	455,673
Decrease in prepaid expenses	33,412
Decrease in income tax receivable	1,337,502
Increase in interest receivable	(11,069)
Increase in investment management fee payable	65,689
Decrease in Directors’ fees payable	(11,334)
Decrease in interest payable	(90,676)
Decrease in accrued expenses	(76,105)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(6,042)
Decrease in deferred tax liability	(46,321,890)
Net realized gain on investments	(12,560,886)
Change in net unrealized appreciation (depreciation) of investments	(61,049,056)

Net Cash Provided by Operating Activities*	29,338,164

Cash Flows From Financing Activities:
Distributions paid on common stock	(47,587,020)
Proceeds from loan facility borrowings	59,000,000
Repayment of loan facility borrowings	(41,000,000)
Decrease in deferred debt issuance and offering costs	168,122
Decrease in preferred stock offering costs	80,734

Net Cash Used in Financing Activities	(29,338,164)

Cash at Beginning of Period	—

Cash at End of Period	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$2,348,719

*	Included in operating expenses is cash of $7,930,827 paid for interest and commitment fees on borrowings and $49,000 paid for income taxes, net of refunds, if any.

See Notes to Financial Statements.

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Master limited partnerships	$1,385,186,647	—	—	$1,385,186,647
Common stocks	243,910,006	—	—	243,910,006

Total long-term investments	1,629,096,653	—	—	1,629,096,653
Short-term investments†	23,488,371	—	—	23,488,371

Total investments	$1,652,585,024	—	—	$1,652,585,024

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation value (i.e., $100,000 per outstanding share) of the Mandatory Redeemable Preferred Stock), net of income taxes, by the total number of shares of common stock outstanding.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(e) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the six months ended May 31, 2018, the Fund estimated that approximately 89% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $56,999,790 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2017 in the amount of a $1,990,567 increase in dividends and distributions received from investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions to common shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund anticipates that 100% of its current period distribution to common shareholders will be treated as return of capital. The actual tax characterization of the common stock distributions made during the current period will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current period distribution to the MRPS shareholders will be treated as return of capital. The actual tax characterization of the MRPS distributions made during the current period will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(j) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2013 through 2017 tax years remain open and subject to examination by tax jurisdictions.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the period ended May 31, 2018, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge monthly 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$65,532,464
Sales	54,174,496

4. Derivative instruments and hedging activities

During the six months ended May 31, 2018, the Fund did not invest in derivative instruments.

5. Loan

Effective May 29, 2018, the Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $150,000,000 and renews daily for a 179-day term, unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $150,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended May 31, 2018 was $16,232. For the period ended May 31, 2018, the Fund incurred commitment fees of $1,604. For the period ended May 31, 2018, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $73,000,000 and the weighted average interest rate was 2.71%. At May 31, 2018, the Fund had $73,000,000 of borrowings outstanding per this credit agreement.

Prior to May 29, 2018, the Fund had a 364-day revolving credit agreement with State Street Bank and Trust Company (“Prior Credit Agreement”), which allowed the Fund to borrow up to an aggregate amount of $100,000,000. The Prior Credit Agreement terminated on May 29, 2018. The Fund paid a commitment fee at annual rate of 0.25% on the unutilized portion of the loan commitment amount. The interest on the loan was calculated at variable rates based on LIBOR, plus any applicable margin. Securities held by the Fund were subject to a lien, granted to State Street Bank and Trust Company, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Prior Credit Agreement contained customary covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Prior Credit Agreement may have been subject to early termination under certain conditions and may have contained other provisions that could have limited the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended May 29, 2018 was $685,206. For the period ended May 29, 2018, the Fund incurred commitment fees of $55,486. For the period ended May 29, 2018, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the Fund had an average daily loan balance outstanding of $54,983,240 and the weighted average interest rate was 2.54%.

6. Senior secured notes

At May 31, 2018, the Fund had $370,000,000 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense related to the Senior Notes for the six months ended May 31, 2018 was $7,063,775. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge, which are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).

The table below summarizes the key terms of each series of Senior Notes at May 31, 2018.

Security	Amount	Rate	Maturity	Estimated Fair Value
Senior secured notes:
Series B	$40,393,013	3.53%	July 12, 2019	$40,454,322
Series C	$82,401,747	4.06%	July 12, 2022	$83,264,199
Series D	$72,707,423	4.21%	July 12, 2024	$73,792,672
Series A	$40,393,013	3.65%	June 6, 2023	$40,038,672
Series B	$40,393,013	3.78%	June 6, 2025	$39,845,939
Series A	$12,925,764	4.20%	April 30, 2026	$13,064,776
Series H	$12,117,904	2.87%	June 11, 2021	$11,837,126
Series I	$20,196,507	3.46%	June 11, 2025	$19,847,764
Series J	$20,196,507	3.56%	June 11, 2027	$19,426,803
Series K	$28,275,109	3.76%	June 11, 2030	$27,056,432

	$370,000,000			$368,628,705

The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.

7. Mandatory redeemable preferred stock

At May 31, 2018, the Fund had 550 shares of fixed rate Mandatory Redeemable Preferred Stock (“MRPS”) outstanding with an aggregate liquidation value of $55,000,000. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

The table below summarizes the key terms of each series of the MRPS at May 31, 2018.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	1/8/21	3.85%	52	$100,000	$5,200,000	$5,128,296
Series B	1/8/23	4.18%	64	$100,000	$6,400,000	$6,311,152
Series C	6/11/21	3.52%	58	$100,000	$5,800,000	$5,667,258
Series D	6/11/25	4.16%	160	$100,000	$16,000,000	$15,535,289
Series E	6/11/21	3.52%	52	$100,000	$5,200,000	$5,080,990
Series F	6/11/25	4.16%	82	$100,000	$8,200,000	$7,961,836
Series G	6/11/27	4.26%	82	$100,000	$8,200,000	$7,926,033

					$55,000,000	$53,610,854

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2018, the Fund did not repurchase any shares.

9. Income taxes

On December 22, 2017, the U.S. government signed into law comprehensive tax reform legislation commonly known as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The Tax Act makes broad and complex changes to the Code, including but not limited to, (1) reducing the U.S. federal corporate income tax rate from 35% to 21%; (2) repealing the corporate alternative minimum tax (“AMT”); (3) creating a new limitation on the deductibility of business interest expense; and (4) changing the rules related to usage of net operating loss carryforwards. These changes generally go into effect for tax years beginning after December 31, 2017.

The modifications to the Code also significantly impact the MLPs in which the Fund invests. The ramification of these changes on the Fund are, as of yet, unknown.

The U.S. Securities and Exchange Commission (“SEC”) also issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance on accounting for the income tax effects of the Tax Act. SAB 118 provides a measurement period that should not extend beyond one year from the enactment of the Tax Act for companies to complete the accounting under ASC 740. In accordance with SAB 118, in the financial statements that include the reporting period in which the Tax Act was enacted, a company must reflect the income tax effects of those aspects of the Tax Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete, but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If the company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. As a result of the reduction in the U.S. federal corporate income tax rate under the Tax Act, the Fund has revalued its net deferred tax liability. This decrease was reflected in the Fund’s net asset value reported on December 22, 2017. The Fund’s revaluation of its net deferred tax liability is based on analyses and interpretations of information currently available. Uncertainties remain regarding the impact of the Tax Act due to future regulatory and rulemaking processes, prospects of additional corrective or supplemental legislation, and potential trade or other litigation. As a result, the actual impact on the net deferred tax liability may vary from the amount initially recorded. The Fund has been and will continue to assess the impact of the Tax Act during the measurement period, which should be no longer than one year from the date of enactment. No material adjustment has been recorded to the provisional revaluing of net deferred tax liability subsequent to the enactment of the Tax Act.

The Fund’s current and deferred income tax provision for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Gain	Change in Net Unrealized Appreciation	Total
Current tax expense (benefit)	$1,386,502	—	—	$1,386,502
Deferred tax expense (benefit)	(38,946,941)	$3,127,642	$(10,502,591)	(46,321,890)

Total tax expense (benefit)	$(37,560,439)	$3,127,642	$(10,502,591)	$(44,935,388)

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$1,275,068	$111,434	$1,386,502
Deferred tax expense (benefit)	(40,217,003)	(6,104,887)	(46,321,890)

Total tax expense (benefit)	$(38,941,935)	$(5,993,453)	$(44,935,388)

Total income taxes have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 2.4%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

During the period, the Fund’s combined federal and state income tax rate decreased from 37.0% to 23.4% due to the enactment of the Tax Act, which reduced the U.S. federal corporate income tax rate from 35% to 21%. This decrease resulted in the additional income tax benefit and corresponding decrease in the Fund’s effective tax rate outlined below.

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	21.00%	$13,771,641
State taxes, net of federal tax benefit	2.40%	1,573,902
Non-deductible distributions on MRPS	0.42%	276,160
Dividends received deduction	(0.70)%	(461,667)
Change in U.S. federal tax rate	(91.68)%	(60,122,292)
Other, net	0.04%	26,868

Total tax expense (benefit)	(68.52)%	$(44,935,388)

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2018 are as follows:

Deferred tax assets
Net operating loss carryforward	$19,775,752
Other deferred tax assets	346,745

Deferred tax liabilities
Unrealized gains on investment securities	(56,935,541)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(80,255,504)

Total net deferred tax asset (liability)	$(117,068,548)

At May 31, 2018, the Fund had federal and state net operating loss carryforwards of $84,277,625 and $37,967,082 (net of state apportionment), respectively (deferred tax asset of $19,775,752). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income in each respective jurisdiction prior to expiration of the loss carryforwards. If not utilized, the federal net operating loss carryforward expires in tax year 2037, and the state net operating loss carryforwards expire in tax years between 2020 and 2037.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At May 31, 2018, the cost basis of investments for Federal income tax purposes was $1,065,961,681. At May 31, 2018, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$663,437,616
Gross unrealized (depreciation)	(76,814,273)

Net unrealized appreciation (depreciation) before tax	$586,623,343

Net unrealized appreciation (depreciation) after tax	$449,353,481

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Report of independent registered public accounting firm

The Board of Directors and Shareholders

ClearBridge Energy MLP Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Energy MLP Fund Inc. (the “Fund”) as of November 30, 2017, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended November 30, 2016 and the financial highlights for each of the years ended on or prior to November 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 25, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

January 23, 2018

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Schedule of investments

November 30, 2017

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships—140.0%
Crude/Refined Products Pipelines—3.0%
BP Midstream Partners LP	1,576,262	$28,798,307	*

Diversified Energy Infrastructure—35.1%
Energy Transfer Partners LP	6,016,159	99,928,401
Enterprise Products Partners LP	6,419,308	158,107,556
Genesis Energy LP	3,296,073	70,766,687
Plains GP Holdings LP, Class A Shares	607,751	12,513,593

Total Diversified Energy Infrastructure		341,316,237

Gathering/Processing—27.2%
Antero Midstream Partners LP	443,237	12,211,179
Blueknight Energy Partners LP	53,989	283,442
CONE Midstream Partners LP	1,042,370	17,595,206
DCP Midstream LP	1,422,372	49,982,152
Dominion Energy Midstream Partners LP	300,000	9,645,000
Enable Midstream Partners LP	1,821,301	27,283,089
EnLink Midstream Partners LP	4,590,315	73,399,137
Hess Midstream Partners LP	389,970	8,243,966
Tallgrass Energy Partners LP	548,950	24,109,884
Western Gas Partners LP	930,456	41,703,038

Total Gathering/Processing		264,456,093

General Partner—2.4%
Tallgrass Energy GP LP	1,028,720	23,249,072

Global Infrastructure—5.8%
Brookfield Infrastructure Partners LP	1,326,156	56,812,523

Liquids Transportation & Storage—38.6%
Buckeye Partners LP	1,697,570	77,969,390
Enbridge Energy Partners LP	5,264,218	76,962,867
Holly Energy Partners LP	834,872	27,642,612
Magellan Midstream Partners LP	1,459,161	97,763,787
NuStar Energy LP	581,025	16,884,587
PBF Logistics LP	1,413,970	27,855,209
Plains All American Pipeline LP	2,627,926	51,244,557

Total Liquids Transportation & Storage		376,323,009

Natural Gas Transportation & Storage—15.1%
Spectra Energy Partners LP	413,580	16,923,693
TC Pipelines LP	889,544	45,197,731
Williams Partners LP	2,316,480	85,014,816

Total Natural Gas Transportation & Storage		147,136,240

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Oil/Refined Products—9.8%
Andeavor Logistics LP	999,203	$44,724,326
MPLX LP	1,028,846	36,894,418
Shell Midstream Partners LP	519,374	14,049,067

Total Oil/Refined Products		95,667,811

Propane—2.5%
AmeriGas Partners LP	539,552	24,220,489

Shipping—0.5%
Golar LNG Partners LP	231,069	4,619,069

Total Master Limited Partnerships (Cost—$1,214,897,829)		1,362,598,850

	Shares
Common Stocks—24.3%
Energy—20.1%
Oil, Gas & Consumable Fuels—20.1%
ONEOK Inc.	2,128,823	110,485,913
SemGroup Corp., Class A Shares	1,100,280	26,406,720
Targa Resources Corp.	1,361,682	59,096,999

Total Energy		195,989,632

Industrials—4.2%
Transportation Infrastructure—4.2%
Macquarie Infrastructure Corp.	607,210	40,549,484

Total Common Stocks (Cost—$201,974,916)		236,539,116

Total Investments before Short-Term Investments (Cost—$1,416,872,745)		1,599,137,966

	Rate
Short-Term Investments—1.7%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost—$16,895,433)	1.046%	16,895,433	16,895,433

Total Investments**—166.0% (Cost—$1,433,768,178)			1,616,033,399
Mandatory Redeemable Preferred Stock, at Liquidation Value—(5.6)%			(55,000,000)
Liabilities in Excess of Other Assets—(60.4)%			(587,495,310)

Total Net Assets Applicable to Common Shareholders—100.0%			$973,538,089

*	Non-income producing security.
**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

See Notes to Financial Statements.

Statement of assets and liabilities

November 30, 2017

Assets:
Investments, at value (Cost—$1,433,768,178)	$1,616,033,399
Current tax receivable	4,713,976
Dividends and distributions receivable	985,472
Interest receivable	22,732
Prepaid expenses	99,668

Total Assets	1,621,855,247

Liabilities:
Senior Secured Notes (net of deferred debt issuance and offering costs of $1,905,485) (Note 6)	368,094,515
Deferred tax liability (Note 9)	163,390,438
Loan payable (Note 5)	55,000,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 550 shares issued and outstanding) (net of deferred offering costs of $848,219) (Note 7)	54,151,781
Interest payable	5,953,470
Investment management fee payable	1,207,987
Distributions payable to Mandatory Redeemable Preferred Stockholders	87,539
Directors’ fees payable	25,808
Accrued expenses	405,620

Total Liabilities	648,317,158

Total Net Assets Applicable to Common Shareholders	$973,538,089

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 70,249,092 shares issued and outstanding; 100,000,000 shares authorized)	$70,249
Paid-in capital in excess of par value	830,574,141
Accumulated net investment loss, net of income taxes	(128,985,069)
Accumulated net realized gain on investments, net of income taxes	157,129,362
Net unrealized appreciation on investments, net of income taxes	114,749,406

Total Net Assets Applicable to Common Shareholders	$973,538,089

Common Shares Outstanding	70,249,092

Net Asset Value Per Common Share	$13.86

See Notes to Financial Statements.

Statement of operations

For the Year Ended November 30, 2017

Investment Income:
Dividends and distributions	$130,473,289
Return of capital (Note 1(e))	(117,541,376)

Net Dividends and Distributions	12,931,913
Interest	162,853
Less: Foreign taxes withheld	(86,532)

Total Investment Income	13,008,234

Expenses:
Investment management fee (Note 2)	16,079,150
Interest expense (Notes 5, 6 and 7)	15,191,776
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 7)	2,204,918
Amortization of debt issuance and offering costs (Note 6)	337,169
Directors’ fees	288,273
Audit and tax fees	268,506
Transfer agent fees	219,542
Legal fees	171,458
Amortization of preferred stock offering costs (Note 7)	161,910
Commitment fees (Note 5)	122,396
Fund accounting fees	96,825
Stock exchange listing fees	42,833
Shareholder reports	38,204
Franchise taxes	30,647
Rating agency fees	17,173
Insurance	16,285
Custody fees	13,125
Miscellaneous expenses	139,687

Total Expenses	35,439,877

Net Investment Loss, before income taxes	(22,431,643)

Net current and deferred tax benefit (Note 9)	9,479,082

Net Investment Loss, net of income taxes	(12,952,561)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain (Loss) From:
Investment transactions	140,598,922
Net current and deferred tax expense (Note 9)	(52,021,601)

Net Realized Gain, net of income taxes	88,577,321

Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(243,376,166)
Deferred tax benefit (Note 9)	90,049,181

Change in Net Unrealized Appreciation (Depreciation), net of income taxes	(153,326,985)

Net Loss on Investments, net of income taxes	(64,749,664)

Decrease in Net Assets Applicable to Common Shareholders From Operations	$(77,702,225)

See Notes to Financial Statements.

Statements of changes in net assets

For the Years Ended November 30,	2017	2016
Operations:
Net investment loss, net of income taxes	$(12,952,561)	$(32,778,882)
Net realized gain, net of income taxes	88,577,321	17,738,795
Change in net unrealized appreciation (depreciation), net of income taxes	(153,326,985)	32,908,739

Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(77,702,225)	17,868,652

Distributions to Common Shareholders From (Note 1):
Dividends	(83,933,473)	(40,355,034)
Return of capital	(15,639,641)	(58,970,638)

Decrease in Net Assets From Distributions to Common Shareholders	(99,573,114)	(99,325,672)

Fund Share Transactions:
Reinvestment of distributions (169,574 and 377,546 shares issued, respectively)	2,558,871	5,087,821

Increase in Net Assets From Fund Share Transactions	2,558,871	5,087,821

Decrease in Net Assets Applicable to Common Shareholders	(174,716,468)	(76,369,199)

Net Assets Applicable to Common Shareholders:
Beginning of year	1,148,254,557	1,224,623,756

End of year*	$973,538,089	$1,148,254,557

* Includes accumulated net investment loss, net of income taxes, of:	$(128,985,069)	$(116,032,508)

See Notes to Financial Statements.

Statement of cash flows

For the Year Ended November 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(77,702,225)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(218,377,846)
Sales of portfolio securities	231,154,000
Net purchases, sales and maturities of short-term investments	(8,543,346)
Return of capital	117,541,376
Decrease in dividends and distributions receivable	279,468
Increase in interest receivable	(20,351)
Decrease in prepaid expenses	5,426
Increase in current tax receivable	(4,713,976)
Decrease in payable for securities purchased	(4,890,242)
Decrease in investment management fee payable	(86,547)
Increase in Directors’ fees payable	4,453
Decrease in interest payable	(5,429)
Decrease in current tax payable	(9,661,478)
Decrease in accrued expenses	(239,871)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(6,042)
Decrease in deferred tax liability	(60,999,450)
Net realized gain on investments	(140,598,922)
Change in net unrealized appreciation (depreciation) of investments	243,376,166

Net Cash Provided by Operating Activities*	66,515,164

Cash Flows From Financing Activities:
Distributions paid on common stock	(97,014,243)
Proceeds from loan facility borrowings	30,000,000
Decrease in deferred debt issuance and offering costs	337,169
Decrease in preferred stock offering costs	161,910

Net Cash Used in Financing Activities	(66,515,164)

Cash at Beginning of Year	—

Cash at End of Year	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$2,558,871

*	Included in operating expenses is cash of $15,338,246 paid for interest and commitment fees on borrowings and $27,819,101 paid for income taxes, net of refunds, if any.

See Notes to Financial Statements.

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30:

	2017(1)	2016(1)		2015(1)	2014(1)	2013(1)
Net asset value, beginning of year	$16.39	$17.57		$29.32	$26.63	$22.91

Income (loss) from operations:
Net investment loss	(0.18)	(0.47)		(0.16)	(0.30)	(0.27)
Net realized and unrealized gain (loss)	(0.93)	0.71		(9.88)	4.62	5.55

Total income (loss) from operations	(1.11)	0.24		(10.04)	4.32	5.28

Less distributions to common shareholders from:
Dividends	(1.20)	(0.58)		—	—	(1.56)
Return of capital	(0.22)	(0.84)		(1.71)	(1.63)	—

Total distributions to common shareholders	(1.42)	(1.42)		(1.71)	(1.63)	(1.56)

Net asset value, end of year	$13.86	$16.39		$17.57	$29.32	$26.63
Market price, end of year	$12.75	$15.30		$18.36	$27.57	$27.35
Total return, based on NAV(2),(3)	(7.34)%	2.48%		(35.58)%	16.38%	23.38%
Total return, based on Market Price(4)	(8.63)%	(8.32)%		(28.02)%	6.87%	25.17%
Net assets applicable to common shareholders, end of year (millions)	$974	$1,148		$1,225	$2,033	$1,839
Ratios to average net assets:
Management fees	1.42%	1.46%		1.41%	1.24%	1.26%
Other expenses	1.70	2.77	[5]	1.56	0.95	0.95

Subtotal	3.12	4.23	[5]	2.97	2.19	2.21
Income tax expense	— (6)	1.63		— (6)	8.57	11.88

Total expenses	3.12	5.86	(5)	2.97	10.76	14.09

Net investment loss, net of income taxes	(1.14)	(3.06	)(5)	(0.62)	(1.03)	(1.07)

Portfolio turnover rate	12%	24%		8%	14%	21%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$425,000	$395,000		$607,000	$532,000	$425,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding(7)	342%	405%		335%	482%	533%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding(7)	$3,420	$4,046		$3,347	$4,821 (8)	$5,327 (8)
Weighted Average Loan and Debt Issuance (000s)	$421,671	$400,902		$606,178	$474,679	$452,644
Weighted Average Interest Rate on Loan and Debt Issuance	3.60%	4.55	%(9)	3.29%	3.49%	3.00%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$55,000	$55,000		$200,000	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock(10)	303%	355%		252%	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock(10)	$302,820	$355,168		$251,750	—	—

See Notes to Financial Statements.

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(5)

Includes non-recurring prepayment penalties, the write off of debt issuance and offering costs and the write off of preferred stock offering costs recognized during the period totaling 0.73% of average assets.

(6)	For the years ended November 30, 2017 and 2015, the net income tax benefit was 4.20% and 23.47%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.
(7)

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

(8)	Added to conform to current period presentation.
(9)	Includes prepayment penalties recognized during the period.
(10)

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*:
Master limited partnerships	$1,362,598,850	—	—	$1,362,598,850
Common stocks	236,539,116	—	—	236,539,116

Total long-term investments	1,599,137,966	—	—	1,599,137,966
Short-term investments*	16,895,433	—	—	16,895,433

Total investments	$1,616,033,399	—	—	$1,616,033,399

*	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation value (i.e., $100,000 per outstanding share) of the Mandatory Redeemable Preferred Stock), net of income taxes, by the total number of shares of common stock outstanding.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(e) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2017, the Fund estimated that approximately 91% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $118,627,797 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2016 in the amount of a $1,086,421 increase in dividends and distributions received from investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions to common shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the year. The Fund has generated sufficient current year earnings and profits for tax purposes from gains realized on the sale of its MLP investments such that approximately 84% of the distributions paid during the current year will be treated as dividend income. Because the Fund is taxed as a “C” corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current year distribution to the MRPS shareholders will be treated as dividend income. The actual tax characterization of the MRPS distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(j) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2013 through 2016 tax years remain open and subject to examination by tax jurisdictions.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended November 30, 2017, the following reclassifications have been made:

	Accumulated Net Investment Loss (net of income taxes)	Accumulated Net Realized Gain on investments (net of income taxes)
(a)	$83,933,473	$(83,933,473)

(a)

Reclassifications are due to common stock distributions paid by the Fund in the current year which for tax purposes have been treated as dividend income. Because the Fund is taxed as a “C” Corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains. Because the primary source of the Fund’s taxable income is realized gains, the taxable distributions are being reclassified against accumulated net realized gains for book purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge monthly 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$218,377,846
Sales	231,154,000

4. Derivative instruments and hedging activities

During the year ended November 30, 2017, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a 364-day revolving credit agreement with State Street Bank and Trust Company (“State Street”), which allows the Fund to borrow up to an aggregate amount of $100,000,000. Unless renewed, the agreement will terminate on June 7, 2018. The Fund pays a commitment fee on the unutilized portion of 0.25%. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding and any additional expenses. State Street and the senior secured note holders have equal access to the lien (See Note 6). The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At November 30, 2017, the Fund had $55,000,000 of borrowings outstanding per the credit agreement. Interest expense related to the loan for the year ended November 30, 2017 was $1,020,073. For the year ended November 30, 2017, the Fund incurred $122,396 in commitment fees. For the year ended November 30, 2017, the average daily loan balance was $51,671,233 and the weighted average interest rate was 1.97%.

6. Senior secured notes

At November 30, 2017, the Fund had $370,000,000 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense related to the Senior Notes for the year ended November 30, 2017 was $14,166,362. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge, which are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).

The table below summarizes the key terms of each series of Senior Notes at November 30, 2017.

Security	Amount	Rate	Maturity	Estimated Fair Value
Senior secured notes:
Series B	$40,393,013	3.53%	July 12, 2019	$40,816,677
Series C	$82,401,747	4.06%	July 12, 2022	$85,102,211
Series D	$72,707,423	4.21%	July 12, 2024	$75,602,954
Series A	$40,393,013	3.65%	June 6, 2023	$40,829,836
Series B	$40,393,013	3.78%	June 6, 2025	$40,868,164
Series A	$12,925,764	4.20%	April 30, 2026	$13,449,309
Series H	$12,117,904	2.87%	June 11, 2021	$11,963,433
Series I	$20,196,507	3.46%	June 11, 2025	$19,991,824
Series J	$20,196,507	3.56%	June 11, 2027	$19,947,698
Series K	$28,275,109	3.76%	June 11, 2030	$27,814,701

	$370,000,000			$376,386,807

The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.

7. Mandatory redeemable preferred stock

At November 30, 2017, the Fund had 550 shares of fixed rate Mandatory Redeemable Preferred Stock (“MRPS”) outstanding with an aggregate liquidation value of $55,000,000. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

The table below summarizes the key terms of each series of the MRPS at November 30, 2017.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	1/8/21	3.85%	52	$100,000	$5,200,000	$5,215,676
Series B	1/8/23	4.18%	64	$100,000	$6,400,000	$6,454,866
Series C	6/11/21	3.52%	58	$100,000	$5,800,000	$5,727,197
Series D	6/11/25	4.16%	160	$100,000	$16,000,000	$15,895,440
Series E	6/11/21	3.52%	52	$100,000	$5,200,000	$5,134,728
Series F	6/11/25	4.16%	82	$100,000	$8,200,000	$8,146,413
Series G	6/11/27	4.26%	82	$100,000	$8,200,000	$8,134,862

					$55,000,000	$54,709,182

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended November 30, 2017, the Fund did not repurchase any shares.

9. Income taxes

The Fund’s current and deferred income tax provision for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Gain	Change in Net Unrealized Depreciation	Total
Current tax expense (benefit)	$(7,140,623)	$20,633,411	—	$13,492,788
Deferred tax expense (benefit)	(2,338,459)	31,388,190	$(90,049,181)	(60,999,450)

Total tax expense (benefit)	$(9,479,082)	$52,021,601	$(90,049,181)	$(47,506,662)

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$13,630,385	$(137,597)	$13,492,788
Deferred tax expense (benefit)	(55,907,418)	(5,092,032)	(60,999,450)

Total tax expense (benefit)	$(42,277,033)	$(5,229,629)	$(47,506,662)

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.0%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	35.00%	$(43,823,110)
State taxes, net of federal tax benefit	2.00%	(2,504,178)
Non-deductible distributions on MRPS	(0.70)%	875,726
Dividends received deduction	1.02%	(1,276,519)
Other, net	0.62%	(778,581)

Total tax expense (benefit)	37.94%	$(47,506,662)

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of net operating losses.

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2017 are as follows:

Deferred tax assets
State net operating loss carryforwards	$47,276
Other deferred tax assets	512,544

Deferred tax liabilities
Unrealized gains on investment securities	(67,438,131)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(96,512,127)

Total net deferred tax asset (liability)	$(163,390,438)

At November 30, 2017, the Fund had state net operating loss carryforwards of $1,333,402 (net of state apportionment; deferred tax asset of $47,276). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income in each respective jurisdiction prior to expiration of the loss carryforwards. If not utilized, the state net operating loss carryforwards expire in tax years between 2018 and 2034.

Additionally, during the year ended November 30, 2017, the Fund utilized its entire capital loss carryforward of $69,245,792 available from previous years. This amount differed from the amount disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At November 30, 2017, the cost basis of investments for Federal income tax purposes was $1,173,957,718. At November 30, 2017, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$498,081,477
Gross unrealized (depreciation)	(56,005,796)

Net unrealized appreciation (depreciation) before tax	$442,075,681

Net unrealized appreciation (depreciation) after tax	$278,507,679

10. Distribution to common shareholders subsequent to November 30, 2017

The following distribution to common shareholders has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
2/16/2018	3/01/2018	$0.3550

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017.

The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

12. Subsequent event

The Tax Cuts and Jobs Act of 2017, which was signed into law on December 22, 2017, reduces the statutory U.S. federal income tax rate applicable to corporations, such as the Fund, from 35% to 21%. In light of this change, the Fund’s deferred tax liability balance presented as of November 30, 2017 would have been reduced by approximately $60.0 million if the Act was enacted before the balance sheet date.

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol that indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” inactive qualifier	The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default12

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. 3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

[1]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication) and the expected financial loss in the event of impairment.

[2]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[3]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.4 5

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

[4]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

[5]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-“D” and “Fi”-“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

“D”

Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm—Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

1	This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).

CLEARBRIDGE INVESTMENTS

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to- equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity- based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc.); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;
•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

	Part A	Financial Highlights(9)

	Part B	Financial Statements and Report of Independent Public Accounting Firm(9)

(2)	Exhibits

	(a)(1)	Articles of Incorporation, dated March 31, 2010(1)

	(a)(2)	Articles Supplementary, dated January 8, 2015, June 11, 2015(6)

	(b)	By-Laws(1)

	(c)	Not Applicable

	(d)	Articles V and VIII of Registrant’s Articles of Incorporation are incorporated herein by reference.

	(e)	Dividend Reinvestment Plan(2)

	(f)	Not Applicable

	(g)(1)	Management Agreement(9)

	(g)(2)	Subadvisory Agreement(9)

	(h)	Sales Agreement(10)

	(i)	Not Applicable

	(j)	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018(9)

	(k)(1)	Transfer Agency and Services Agreement with Computershare Inc.(9)

	(k)(2)	Form of Credit Agreement with The Bank of Nova Scotia(9)

	(k)(3)	Note Purchase Agreement, dated July 12, 2012, with certain note purchasers named therein(4)

	(k)(4)	Second Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated July 12, 2012(9)

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(k)(5)	Note Purchase Agreement, dated June 6, 2013, with certain note purchasers named therein(5)

(k)(6)	First Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated June 6, 2013(9)

(k)(7)	Note Purchase Agreement, dated April 30, 2014, with certain note purchasers named therein(9)

(k)(8)	First Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated April 30, 2014(9)

(k)(9)	Note Purchase Agreement, dated June 11, 2015, with certain note purchasers named therein(9)

(k)(10)	First Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated June 11, 2015(9)

(l)(1)	Opinion and Consent of Simpson Thacher & Bartlett LLP(9)

(l)(2)	Opinion and Consent of Morrison & Foerster LLP(9)

(m)	Not Applicable

(n)	Consents of Independent Registered Public Accounting Firms(9)

(o)	Not Applicable

(p)	Subscription Agreement(2)

(q)	Not Applicable

(r)(1)	Code of Ethics of the Fund and LMPFA(7)

(r)(2)	Code of Ethics of ClearBridge(2)

(s)(1)	Power of Attorney(8)

(1)	Filed on April 13, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-166021 and 811-22405) and incorporated by reference herein.

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(2)	Filed on June 22, 2010 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-166021 and 811-22405) and incorporated by reference herein.

(3)	Filed on March 30, 2012 with Registrant’s Registration Statement on Form N-2 (File No. 333-178695 and 811-22405) and incorporated by reference herein.

(4)	Filed on February 25, 2013 with Registrant’s Registration Statement on Form N-2 (File No. 333-178695 and 811-22405) and incorporated by reference herein.

(5)	Filed on September 23, 2013 with Registrant’s Registration Statement on Form N-2 (File No. 333-178695 and 811-22405) and incorporated by reference herein.

(6)	Filed on July 29, 2015 with Registrant’s Form NSAR (File No. 811-22405) and incorporated by reference herein.

(7)	Filed on January 30, 2018 with Registrant’s Form N-CSR (File No. 811-22405) and incorporated by reference herein.

(8)	Filed on July 11, 2018 with Registrant’s Form N-2 (File No. 333-226127 and 811-22405) and incorporated by reference herein.

(9)	Filed herewith.

(10)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the sales agreement for the Registrant’s common stock incorporated by reference herein or the form of underwriting agreement to be filed as an exhibit in a post-effective amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus incorporated by reference herein.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$18,675
Listing fees	10,495
Financial Industry Regulatory Authority fees	23,000
Printing and engraving expenses	14,500
Accounting fees and expenses	17,000
Legal fees and expenses	170,000

Total	$253,670

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At July 31, 2018:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	35,410
Senior Secured Notes	80
Mandatory redeemable preferred stock	23

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Item 30. Indemnification

Sections 1-3 of Article VII of the Registrant’s Articles of Incorporation, incorporated by reference as Exhibit (a) to this Registration Statement, provide that:

To the maximum extent permitted by Maryland statutory or decisional law, as amended or interpreted, no current or former director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

The Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland statutory or decisional law. The Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland statutory or decisional law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. This indemnification applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

No provision of the Registrant’s Articles of Incorporation shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser

The descriptions of LMPFA and ClearBridge under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of LMPFA and ClearBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of LMPFA and ClearBridge in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-66785, 801-64710, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

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Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 620 Eighth Avenue, New York, New York 10018.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

(4) Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of

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and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 19th day of September, 2018.

CLEARBRIDGE ENERGY MLP FUND INC.

By:	/s/ Jane Trust
Chairman, Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this amendment to the Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Jane Trust Jane Trust	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	September 19, 2018

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer (Principal Financial and Accounting Officer)	September 19, 2018

/s/ Robert D. Agdern* Robert D. Agdern	Director	September 19, 2018

/s/ Carol L. Colman* Carol L. Colman	Director	September 19, 2018

/s/ Daniel P. Cronin * Daniel P. Cronin	Director	September 19, 2018

/s/ Paolo M. Cucchi * Paolo M. Cucchi	Director	September 19, 2018

/s/ Leslie H. Gelb* Leslie H. Gelb	Director	September 19, 2018

/s/ William R. Hutchinson* William R. Hutchinson	Director	September 19, 2018

/s/ Eileen A. Kamerick* Eileen A. Kamerick	Director	September 19, 2018

/s/ Dr. Riordan Roett* Dr. Riordan Roett	Director	September 19, 2018

*By:	/s/ Jane Trust
Jane Trust
As Agent or Attorney-in-fact

September 19, 2018

The original powers of attorney authorizing Jane Trust to execute this Registration Statement, and any amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and were filed on July 11, 2018 as an exhibit to the Registrant’s Registration Statement on Form N-2.

Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit

(g)(1)	Management Agreement

(g)(2)	Subadvisory Agreement

(j)	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018

(k)(1)	Transfer Agency and Services Agreement with Computershare Inc.

(k)(2)	Form of Credit Agreement with The Bank of Nova Scotia

(k)(4)	Second Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated July 12, 2012

(k)(6)	First Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated June 6, 2013

(k)(7)	Note Purchase Agreement, dated April 30, 2014, with certain note purchasers named therein

(k)(8)	First Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated April 30, 2014

(k)(9)	Note Purchase Agreement, dated June 11, 2015, with certain note purchasers named therein

(k)(10)	First Amendment to the Note Purchase Agreement, dated May 29, 2018, to the Note Purchase Agreement, dated June 11, 2015

(l)(1)	Opinion and Consent of Simpson Thacher & Bartlett LLP

(l)(2)	Opinion and Consent of Morrison & Foerster LLP

(n)	Consents of Independent Registered Public Accounting Firms